UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02

Unregistered Sales of Equity Securities

On May 16, 2007, Visiphor Corporation (the “Company”) completed a private placement with Quorum Secured Equity Trust (“Quorum”) of an 8% convertible secured debenture in the principal amount of Cdn$100,000 maturing on December 15, 2009, convertible, subject to certain adjustments, at the price of Cdn$0.25 per common share.  A copy of the debenture, including the terms and conditions related thereto, is attached hereto as Exhibit 10.1.  The proceeds of the debenture will be used to provide general working capital to finance the expansion of the Company’s business.

On May 16, 2007, the Company entered into a debenture amending agreement with Quorum, whereby the terms of the 8% convertible secured debenture in the principal amount of Cdn$1,600,000, originally issued to Quorum on July 14, 2006, was amended to be convertible, subject to certain adjustments, at the price of Cdn$0.25 per common share (a reduction from Cdn$0.45 per common share).  A copy of the amended debenture, including the terms and conditions related thereto, is attached hereto as Exhibit 10.2.  Also on May 16, 2007, the Company issued an amended and restated warrant certificate to Quorum, which amends an original performance warrant to purchase up to 2,350,000 common shares of the Company at a price of Cdn$0.30 per common share, originally issued to Quorum on July 14, 2006, to permit Quorum to purchase up to 2,350,000 common shares of the Company at a reduced price of Cdn$0.25 per common share.  A copy of the amended and restated warrant certificate is attached hereto as Exhibit 10.3.

The debenture, amended debenture and amended performance warrant were sold to a purchaser outside the United States in reliance upon the exclusion from registration provided by Regulation S under the Securities Act of 1933, as amended.

Also in connection with the issuance of the Cdn$100,000 debenture, Roy Trivett, President, Chief Executive Officer and a director of the Company, and Keith Kretschmer, a director of the Company, have agreed to amend their agreements to postpone and subordinate outstanding bridge loans to the Company in the amounts of Cdn$85,000 and US$400,000, respectively, to be subordinated to the Cdn$100,000 debenture held by Quorum, in addition to the debenture and warrant issued to Quorum in July 2006.  The amendments to the postponement agreements are attached hereto as Exhibits 10.4 and 10.5, respectively.

Item 7.01

Regulation FD Disclosure

Attached as Exhibit 99.1 to this report is a press release dated May 18, 2007.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

10.1

Convertible Secured Debenture of the Company in favor of Quorum Secured Equity Trust in the Principal Sum of Cdn$100,000, due December 15, 2009

10.2

Amended Convertible Secured Debenture of the Company in favor of Quorum Secured Equity Trust in the Principal Sum of Cdn$1,600,000, due December 15, 2009

10.3

Amended and Restated Performance Warrant to purchase up to 2,350,000 common shares of the Company at a price of Cdn$0.25 per common share.

10.4

Amended Postponement and Subordination Agreement dated May 16, 2007 between Roy Trivett, Quorum Secured Equity Trust and the Company

10.5

Amended Postponement and Subordination Agreement dated May 16, 2007 between Keith Kretschmer, Quorum Secured Equity Trust and the Company

99.1

Press Release dated May 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: May 18, 2007

By:

/s/ Roy Trivett

Roy Trivett

Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Convertible Secured Debenture of the Company in favor of Quorum Secured Equity Trust in the Principal Sum of Cdn$100,000, due December 15, 2009

10.2

Amended Convertible Secured Debenture of the Company in favor of Quorum Secured Equity Trust in the Principal Sum of Cdn$100,000, due December 15, 2009

10.3

Amended and Restated Performance Warrant to purchase up to 2,350,000 common shares of the Company at a price of Cdn$0.25 per common share

10.4

Amended Postponement and Subordination Agreement dated May 16, 2007 between Roy Trivett, Quorum Secured Equity Trust and the Company

10.5

Amended Postponement and Subordination Agreement dated May 16, 2007 between Keith Kretschmer, Quorum Secured Equity Trust and the Company

99.1

Press Release dated May 18, 2007

EXHIBIT 10.1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE SEPTEMBER 17, 2007.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL SEPTEMBER 17 , 2007.

VISIPHOR CORPORATION

CONVERTIBLE SECURED DEBENTURE

Principal Sum:  $100,000

       Due: December 15, 2009

FOR VALUE RECEIVED, Visiphor Corporation. (the “Corporation”) hereby acknowledges itself indebted to and hereby promises to pay to the order of Quorum Secured Equity Trust (the “Holder”) at 70 York Street, Suite 1720, Toronto, Ontario M5J 1S9, or at such other place as the Holder may direct at any time and from time to time, on December 15, 2009, or on such earlier day as the principal moneys hereby secured may become payable in accordance with the terms and conditions set out in Schedule “I” attached hereto (the “Maturity Date”), the principal sum of One Hundred Thousand dollars ($100,000) in lawful money of Canada (the “Principal”).  The Principal due hereunder shall bear interest, calculated monthly and payable quarterly in arrears, both before and after default or judgment at an annual rate of interest of eight percent (8%) per annum, in accordance with the terms and conditions set out in Schedule “I” attached hereto.  Interest, as aforesaid, shall accrue from and including the date hereof until the Maturity Date upon the Principal outstanding from time to time with interest on overdue interest at the same rate.

The Principal of this Debenture is convertible into Common Shares (as hereinafter defined) at the Conversion Price (as hereinafter defined) at the option of the Holder (in whole or in part) at any time up to and including the close of business on the Maturity Date upon and subject to the terms and conditions set out in Schedule “I” attached hereto.

IN WITNESS WHEREOF Visiphor Corporation has caused this Debenture to be signed by its proper and duly authorized officer, and has affixed its corporate seal hereto.

DATED the 16th day of May, 2007

VISIPHOR CORPORATION

Per:

/s/ Roy Trivett

Name:

Roy Trivett

Title:

President and Chief Executive Officer

SCHEDULE “I”

TERMS AND CONDITIONS

ARTICLE 1.
INTERPRETATION

1.1

Definitions

For the purposes of this Debenture, unless otherwise defined herein, the following terms shall have the following meanings ascribed to them:

(a)

“Auditors” means the auditors of the Corporation from time to time;

(b)

“Board” means the board of directors of the Corporation;

(c)

“Business Day” means a day other than a Saturday, Sunday or any other day that is a statutory or civic holiday in the Provinces of British Columbia and Ontario;

(d)

“Capital Lease” means a capital lease or a lease, which should be treated as a capital lease, in each case under GAAP;

(e)

“Change of Control Event” means any one of the following events or series of related events: (i) the sale of at least 90% of the Common Shares; (ii) the sale of all or substantially all of the Corporation’s assets; or (iii) the merger, amalgamation or other change of control of the Corporation in which the shareholders of the Corporation prior to such transaction or transactions do not retain at least 50% of the voting rights in the merged, amalgamated or successor entity;

(f)

“Collateral” has the meaning ascribed thereto in Section 1(a) of Schedule “C”;

(g)

“Common Shares” means the common shares in the capital of the Corporation, provided that if a change referred to in Sections 5.2 or 5.3 occurs in respect of or affecting the Common Shares, then thereafter “Common Shares” means the shares or other securities or property purchasable or receivable on the conversion of this Debenture as a result of any such change;

(h)

“Contracts” means agreements, franchises, leases, easements, servitudes, privileges and other rights acquired from persons;

(i)

“Control” has the meaning given thereto in the Canada Business Corporations Act on the date hereof;

(j)

“Conversion Date” means 10:00 a.m. (Toronto time) on the effective date of conversion as provided in Section 4.1;

(k)

“Conversion Notice” has the meaning ascribed thereto in Section 4.1(a);

(l)

“Conversion Price” means $0.10 per Common Share, subject to adjustment as provided in Article 5;

(m)

“Copyright” means all present and future domestic and foreign copyrights, and associated performance rights, neighbouring rights and ephemeral rights of or relating to the Corporation and its Subsidiaries, whether registered or not;

(n)

“Current Market Price” has the meaning ascribed thereto in Section 5.1;

(o)

“Debenture” means this interest bearing convertible secured debenture of the Corporation;

(p)

“Default” means an event, which, with the giving of notice, lapse of time or otherwise would constitute an Event of Default;

(q)

“Deficiency” means, at any time, the difference, if any between:

(i)

the aggregate of:

(A)

the amount of the Obligations at that time; and

(B)

the Reasonable Expenses incurred up that time; and

(ii)

the proceeds of disposition received by the Holder from a disposition of the Collateral in accordance with Section 3.1a(vi) of Schedule “C”;

(r)

“Dividend Paid in the Ordinary Course” has the meaning ascribed thereto in Section 5.1;

(s)

“Encumbrance” means, in respect of any Person, any mortgage, debenture, pledge, hypothec, lien, charge, assignment by way of security, consignment, lease, hypothecation, security interest granted or permitted by such Person or arising by operation of law, in respect of any such Person's property or assets, or any consignment or Capital Lease of property by such Person as consignee or lessee or any other security agreement, trust or arrangement having the effect of security for the payment of any debt, liability or obligation, or any title defect, adverse claim, moral right or other encumbrance and “Encumbrances”, “Encumber” and “Encumbered” shall have corresponding meanings;

(t)

“Equity Shares” has the meaning ascribed thereto in Section 5.1;

(u)

“Event of Default” means any of the events described in Section 7.1;

(v)

“Existing Location” means 4710 Kingsway, Suite 1100, Burnaby, British Columbia V5H 4M2;

(w)

“GAAP” means Canadian generally accepted accounting principles as set out in the Handbook of the Canadian Institute of Chartered Accountants, as amended from time to time;

(x)

“Indebtedness” means, without duplication, with respect to any Person and calculated on a consolidated or combined basis, as applicable, (i) indebtedness for borrowed money, (ii) obligations under Capital Leases, (iii) obligations under letters of credit, letters of guarantee, bonds for international or other contracts, guarantees, legally binding comfort letters or indemnities issued in connection therewith, whether issued for the benefit of the Corporation or a Subsidiary of the Corporation or another or others, (iv) obligations arising pursuant to bankers' acceptance facilities or indemnities issued in connection therewith, and (v) all other contingent obligations incurred for the purpose of or having the effect of providing financial assistance to another entity, including, without limitation, guarantees, endorsements of bills of exchange (other than for collection or deposit in the ordinary course of business), obligations to purchase assets regardless of the delivery or non-delivery thereof and obligations to make advances or otherwise provide financial assistance to any other entity;

(y)

“Intellectual Property” means all present and future intellectual property of the Corporation and each of the Subsidiaries and all rights of the Corporation and the Subsidiaries therein, throughout the universe, whether registered or unregistered, including without limitation:

(i)

all Copyright, including all applications and registrations of such copyrights;

(ii)

all Trade Marks;

(iii)

all Patents; and

(iv)

the Technology;

(z)

“Interest” has the meaning ascribed thereto in Section 3.1;

(aa)

“Interest Rate” has the meaning ascribed thereto in Section 3.1;

(bb)

“Internal Rate of Return” means a return of 25% per annum to the Holder, calculated from the date of this Debenture and compounded annually, which determination shall, for greater certainty, exclude any interest paid to the Holder pursuant to Article 3 hereof up to and including the date of such determination;

(cc)

“Material Adverse Effect” means, (i) a material adverse effect on the business, assets, liabilities, operations, results of operations or condition (financial or other) of the Corporation on a consolidated basis, or on the ability of the Corporation or any Subsidiary to carry on its business or a significant part of its business, (ii) any material impairment of the ability of the Corporation on a consolidated basis to perform any of its obligations hereunder or otherwise, or (iii) any material impairment of any lien granted by the Corporation or any Subsidiary to the Holder, in each case as determined by the Holder;

(dd)

“Material Contract” means all Contracts, the breach or default of which could have a Material Adverse Effect, all such Material Contracts of the Corporation and its Subsidiaries as of the date hereof being listed on Schedule “D” all as may be amended, supplemented, restated or replaced from time to time; and when used in relation to any Person, the term "Material Contracts" shall mean and refer to Material Contracts to which such Person is a party or by which it or any of its assets is bound and includes any Material Contract to which such Person may hereafter become a party or be bound, and "Material Contract" means any one of them;

(ee)

“Maturity Date” means 5:00 p.m. (Toronto time) on December 15, 2009;

(ff)

“Obligation” means all indebtedness, liabilities and obligations (whether direct, indirect, absolute, contingent or otherwise) of the Corporation and any Subsidiary from time to time, under or in respect of this Debenture;

(gg)

“Patents” means, individually and collectively, all present and future inventions, formulae, processes, business methods, trade secrets, patentable subject matter and industrial design subject matter, and all present and future patent and industrial design applications and registrations therefor, and general intangibles of a like nature owned by the Corporation from time to time, and (i) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (ii) all improvements, modifications and amendments made thereon or thereto, (iii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights, corresponding thereto throughout the universe;

(hh)

 “Permitted Encumbrances” means, in respect of any Person,

(i)

undetermined or inchoate Encumbrances and charges incidental to construction, maintenance or operations which have not at the time been filed pursuant to law or which relate to obligations not yet due and delinquent;

(ii)

the Encumbrance of taxes and assessments for the then current year, the Encumbrance for taxes and assessments not at the time overdue and Encumbrances securing worker's compensation assessments and the lien for specified taxes and assessments which are overdue but the validity of which is being contested at the time in good faith, if such Person shall have made on its books provision reasonably deemed by it to be adequate therefor;

(iii)

any Encumbrance or any right of distress reserved in or exercisable under any lease for rent and for compliance with the terms of such lease provided that such obligations are not in default;

(iv)

any Encumbrance resulting from cash or governmental obligations deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure worker's compensation, unemployment insurance, surety or appeal bonds, costs of litigation, when required by law, public and statutory obligations, liens or claims incidental to current construction, mechanics', warehousemen's, carriers' and other similar liens;

(v)

any Encumbrance resulting from security given in the ordinary course of business to a public utility or any governmental authority when required by such utility or governmental authority in connection with the operations of the Corporation;

(vi)

easements, rights of way and servitudes and other similar rights in real property which in the opinion of Holder, acting reasonably, will not in the aggregate materially impair the use of the land concerned for the purpose for which it is held or used by such Person;

(vii)

title defects or irregularities which in the opinion of Holder, acting reasonably, are of a minor nature and in the aggregate will not materially impair the use of the property for the purposes for which it is held by such person or materially affect the Security Interest;

(viii)

any Encumbrance resulting from any judgment rendered or claim filed against such Person which such Person shall be contesting in good faith and by appropriate proceedings, if such Person shall have made on its books provisions reasonably deemed by it to be adequate therefor;

(ix)

construction, contractors’, mechanics’, carriers’, warehousemen’s, suppliers’ and materialmen’s liens and liens in respect of vacation pay, workers’ compensation, unemployment insurance or similar statutory obligations, provided the obligations secured by such liens are not yet due and payable and, in the case of construction liens, which have not yet been filed or for which the Corporation has not received written notice of a lien;

(x)

liens arising from court or arbitral proceedings, provided that the claims secured thereby are being contested in good faith by the Corporation or a Subsidiary; execution thereon has been stayed and continues to be stayed; and such liens do not, in the aggregate, materially detract from the value of the assets of the Corporation or materially impair the use thereof in the business of the Corporation;

(xi)

any Encumbrance resulting from the excess of the amount of any taxes, rates, assessments or governmental charges or levies for which final assessments have not been received over and above the amount of such taxes, rates, assessments or governmental charges or levies as estimated by a responsible officer of such Person;

(xii)

all rights reserved to or vested in any governmental authority by the terms of any lease, licence, franchise, grant or permit held by such Person or by any statutory provision to terminate any such lease, licence, franchise grant or permit or to require annual or periodic payments as a condition of the continuance thereof or to distrain against or to obtain a lien on any property or assets of such Person in the event of failure to make such annual or other periodic payments;

(xiii)

liens in connection with any Capital Lease to the extent they are limited to the assets which are the subject of such Capital Leases (or other agreement carrying the right to use);

(xiv)

Purchase Money Security Interests;

(xv)

the Security Interest and the security interest relating to the QSET Original Debenture;

(xvi)

security interests (which, at the option of the Corporation, shall rank prior to the Security Interest) securing the Indebtedness incurred by the Corporation with any Schedule I chartered bank in Canada or any such similar grade banking institution in the United States, in respect of a term facility and/or a revolving operating line of credit with, and irrevocable letters of guarantee issued by, any such institution that acts as operating lender to the Corporation, to an aggregate maximum principal amount of $1,000,000;

(xvii)

the security interests in accounts receivable evidenced by documents titled “general assignment of accounts receivable” dated July 12, 2006 and issued by the Corporation to the holders of the Related Party Notes;

(xviii)

such other liens as may be consented to in writing by the Holder; and

(xix)

the extension, renewal or refinancing of any of the above;

(ii)

“Permitted Indebtedness” means in respect of the Corporation and the Subsidiaries,

(i)

Indebtedness incurred pursuant to this Debenture and the QSET Original Debenture;

(ii)

Indebtedness incurred on or prior to the date of this Debenture (and any related security interest), provided that such Indebtedness (and any related security interest) has been validly and absolutely postponed and subordinated in right of payment and collection to the repayment in full of the Obligation; and

(iii)

Indebtedness secured by Permitted Encumbrances;

(jj)

“Person” includes any individual, corporation, company, partnership, association state, trust or government or any agency of political subdivision of any government;

(kk)

“Principal” means the principal amount of indebtedness outstanding from time to time under this Debenture, which is initially the amount specified on the face page of this Debenture;

(ll)

“Proceeds”, of any Collateral, means property in any form derived, directly or indirectly, from any dealing with such Collateral or the proceeds therefrom and includes any payment representing indemnity or compensation for loss or damage to such Collateral or proceeds therefrom, including, without limitation, insurance proceeds;

(mm)

“Purchase Money Security Interest” means any Encumbrance given, assumed or arising by operation of law, including Capital Leases, to provide or secure, or to provide the obligor with funds to pay, the whole or any part of the consideration for the acquisition of property where the principal amount of the obligation secured by such Encumbrance is secured only by the property being acquired by the obligor, and includes the renewal or refinancing of any such Encumbrance upon the same property provided that the indebtedness secured and the security therefor are not increased thereby;

(nn)

“QSET Original Debenture” means the convertible secured debenture in the principal amount of $1,600,000 issued by the Corporation to the Holder dated July 12, 2006, as amended;

(oo)

“Reasonable Expenses” means any and all reasonable expenses incurred from time to time by the Holder or any Receiver in connection with the protection, perfection or preservation of the security and other rights constituted hereby, in enforcing payment or performance of the Obligations or any part thereof or in locating, taking possession of, transporting, holding, repairing, processing, preparing for and arranging for the disposition of and/or disposing of the Collateral or in contemplation of any of the foregoing and any and all other reasonable expenses incurred by the Holder or any Receiver as a result of the Holder or such Receiver exercising any of its rights or remedies hereunder or at law, including, without in any way limiting the generality of the foregoing, any and all legal expenses including those incurred in any legal action or proceeding or appeal therefrom commenced or taken in good faith by the Holder and any and all fees and disbursements of any counsel, accountant or valuator or any similar Person employed by the Holder in connection with any of the foregoing and the costs of insurance and intellectual property prosecutions and administrative proceedings and payment of taxes (other than taxes relating to the income of the Holder), maintenance fees and other charges incurred in retaking, holding, repairing, processing and preparing for disposition and disposing of the Collateral;

(pp)

“Receiver” means a receiver, a reorganization manager or any similar Person appointed in accordance with Section 3 of Schedule “C”;

(qq)

“Related Party Notes” means the promissory notes dated July 12, 2006 and issued by the Corporation to (i) Keith Kretschmer in the principal amount of US$400,000 and (ii) Roy Trivett in the principal amount of $85,000;

(rr)

“Security Documents” has the meaning ascribed thereto in Section 8.1;

(ss)

“Security Interest” has the meaning ascribed thereto in Section 1(a) of Schedule “C”;

(tt)

“Subsidiary” means any corporation, partnership or trust of which more than 50% of the outstanding shares or interests of any class carrying voting rights are beneficially owned, directly or indirectly, by the Corporation, including, without limitation, the entities listed in Schedule “A”, and “Subsidiaries” means all of the Subsidiaries;

(uu)

“Technology” means all technology created, developed or acquired by the Corporation and each of the Subsidiaries whether or not patented or patentable and whether or not fixed in any medium whatsoever, including without limitation, all inventions, know how, techniques, processes, procedures, methods, trade secrets, research and technical data, records, formulae, designs, sketches, patterns, specifications, blue prints, flow charts or sheets, equipment and parts lists and descriptions, samples, reports, studies, findings, algorithms, instructions, guides, manuals, and plans for new or revised products and/or services;

(vv)

“Trade Marks” means the trade marks, trade names, trade styles, service marks, certification marks, prints and labels held by the Corporation from time to time, including, without limitation, those identified in Appendix 1 to Schedule “C”, and all similar, present or future marks, styles, prints or labels and all applications, registrations and recordings thereof in Canada, the United States of America or elsewhere, including every renewal, reissue or other extension of any registration or recording; and

(ww)

“TSXV” means the TSX Venture Exchange.

1.2

Interpretation

For the purposes of this Debenture, except as expressly provided or unless the context requires otherwise:

(a)

the headings used throughout this Debenture are for ease of reference only and shall not in any way affect the meaning or interpretation of this Debenture;

(b)

any reference herein to a numbered or lettered part or section refers to the specified part or section of this Debenture;

(c)

“hereto”, “herein”, “hereof”, “hereunder” and similar expressions refer to this Debenture and not to any particular part or section of this Debenture;

(d)

any words or expressions contained in this Debenture which impart the singular number include the plural number and vice versa;

(e)

any words or expressions contained in this Debenture which impart any gender include all genders; and

(f)

all dollar amounts expressed herein refer to lawful currency of Canada.

1.3

Schedules

The following schedules attached hereto are hereby incorporated into and form part of this Debenture:

Schedule “A”	*	Subsidiaries
Schedule “B”	*	Conversion Notice
Schedule “C”	*	Security Interest
Schedule “D”	*	Material Contracts
Schedule “E”	*	Covenants

1.4

Proper Law and Attornment

This Debenture and all matters arising hereunder shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.  Each of the parties hereto irrevocably and unconditionally, with respect to any matter or thing arising out of or pertaining to this Debenture, hereby attorns and submits to the non-exclusive jurisdiction of the courts of the Province of Ontario for the determination of all matters arising pursuant to this Debenture.

1.5

Non-Business Days

Whenever any payment hereunder (whether in regard to Principal, Interest or otherwise) shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day.  During an extension under this Section 1.5 of any due date for payment of any Principal sum, Interest shall be payable to the date of actual payment of such Principal sum at the rate payable hereunder.

1.6

Application of Payments

All payments made in respect of the repayment of this Debenture shall be applied firstly to payment of costs, secondly to payment of Interest and thirdly to payment of Principal.

ARTICLE 2.
DEBENTURE

2.1

Indebtedness

The Corporation for value received hereby promises to pay to or to the order of the Holder on the Maturity Date, the Principal.  On the Maturity Date, or earlier as required by Section 7.2 hereof, payment of Principal is to be made in lawful money of Canada at the address of the Holder set out in Section 9.1 or other location designated by the Holder by notice to the Corporation.

2.1

No Prepayment

The Corporation shall not be entitled to prepay all or any portion of the Principal or interest on the Principal.

ARTICLE 3.
INTEREST

3.1

Interest

The Corporation shall pay interest on the Principal (“Interest”) commencing May 16, 2007 at a rate of eight percent (8%) per annum (the “Interest Rate”) calculated monthly and payable quarterly in arrears on June 12, September 12, December 12 and March 12 of each year (each an “Interest Payment Date”) until full and complete payment or conversion of this Debenture.  In the event of the conversion of this Debenture in its entirety pursuant to Article 4 hereof, such conversion date shall be an Interest Payment Date and the payment of interest to be made on such date shall represent the interest accrued for the period commencing on the last Interest Payment Date until such conversion date. Interest on interest accrued and unpaid when due shall bear interest at the same rate as the interest on which it is calculated, and shall be calculated and payable as provided for in Section 3.2.

3.2

Default Interest

At any time, upon a default in the payment by the Corporation of principal or interest or any other amount due to the Holder under this Debenture, the Corporation shall pay to the Holder interest on such overdue amount at a rate per annum equal to the Interest Rate.  The Interest on overdue amounts shall be payable to the Holder on demand and shall be calculated on a daily basis and compounded quarterly from the date such amount becomes due and payable and for as long as such amount remains unpaid.

ARTICLE 4.
CONVERSION

4.1

Optional Conversion

(a)

Subject to the provisions of this Debenture, the Holder may, at its option, at any time from the date of issuance of this Debenture, in whole or in part, by delivering to the Corporation this Debenture together with the conversion notice attached as Schedule “B” hereto (the “Conversion Notice”)

duly executed by the Holder, indicating what portion of the Principal the Holder then wishes to convert, convert all or any of the Principal into Common Shares, and the Principal will be deemed to be reduced accordingly.

(b)

The Principal will be converted into Common Shares at the Conversion Price and the Conversion Price will be subject to adjustment in accordance with Article 5.

(c)

The completion by the Holder of a Conversion Notice and delivery of same to the Corporation for conversion shall be deemed to create and constitute a contract between the Holder and the Corporation whereby (i) the Holder or its nominee designated in the Conversion Notice subscribes for the number of Common Shares which the Holder shall be entitled to receive upon such conversion of the Principal stated in the Conversion Notice; (ii) provided the Common Shares so subscribed for are issued as fully paid and non-assessable, the indebtedness under this Debenture is satisfied and discharged to the extent this Debenture is converted; and (iii) the Corporation and the Holder agree that the satisfaction and discharge of the Indebtedness under this Debenture evidenced by this Debenture, to the extent of the Principal so converted, and completion of conversion, constitutes full payment of the subscription price for the Common Shares issuable on such conversion and thereafter such portion of the Principal under this Debenture shall not be considered outstanding hereunder and the Holder shall have no right with respect to such Principal except to receive the certificate for Common Shares.  With respect to the Common Shares, as required from time to time under the securities legislation which governs the Corporation or any hold period imposed by a regulatory authority, the Holder agrees to be bound by any applicable hold period.  The certificates evidencing the Common Shares shall contain the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE SEPTEMBER 17, 2007.”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL SEPTEMBER 17, 2007.”

(d)

Concurrently with the surrender of this Debenture for conversion pursuant to this Article 4, the Corporation will provide to the Holder a receipt acknowledging the Corporation’s obligation to issue Common Shares to the Holder.  As promptly as practicable after the surrender or deemed surrender of this Debenture for conversion pursuant to this Section 4.1(d) (and in any event within five Business Days), the Corporation will issue and/or deliver, as the case may be, to the Holder or its nominee(s) a certificate or certificates representing the number of fully paid and non-assessable Common Shares into which all or any portion of the Principal has been converted.

(e)

Upon conversion pursuant to this Article 4, the Debenture shall be deemed cancelled and the Principal evidenced hereby shall be and shall be deemed to be fully satisfied and discharged, and, if any Principal or Interest remains outstanding under this Debenture after giving effect to such conversion, the Corporation will issue a new Debenture, in form identical to this Debenture, except that it will be equal in principal amount to the amount of the Principal amount outstanding immediately following the conversion.

(f)

The conversion of this Debenture pursuant to this Article 4 will be deemed to have been made at the close of business on the date on which the Conversion Notice is received by the Corporation so that the Holder’s rights in respect of the converted portion of the Principal will terminate at that time and the Person or Persons entitled to receive Common Shares into which the whole or any part of this Debenture is converted will be treated, as between the Corporation and that Person or Persons, as having become the holder or holders of record of the Common Shares at that time.

(g)

As a condition precedent to taking any action which would require an adjustment or readjustment of the Conversion Price pursuant to Article 5, the Corporation will take any action which may, in the opinion of its counsel, be necessary for the Corporation to validly and legally issue, as fully paid and non-assessable common shares, all the Common Shares which the Holder is entitled to receive on the conversion of the Debenture.  The Corporation agrees that it will at all times keep sufficient Common Shares reserved for the purpose of issue upon conversion of the Debenture.  All Common Shares will be duly and validly issued as fully paid and non-assessable common shares in the capital of the Corporation.

4.2

Mandatory Conversion

The Corporation shall be entitled, at its option, to require the Holder to exercise the conversion right provided for in the preceding Section 4.1 in respect of the aggregate outstanding Principal amount due to the Holder under the Debenture if, at any time during the period from July 12, 2009 to the Maturity Date:

(i)

the Current Market Price of the Common Shares is above the Conversion Price of the Common Shares such that the aggregate net value of the Common Shares that would be issued to the Holder (at the Current Market Price) would provide the Holder with the Internal Rate of Return as at the Conversion Date; and

(ii)

during a continuous 30 trading day period, the daily average trading volume of the Common Shares of the Corporation on the TSXV (or, if applicable, the Toronto Stock Exchange) on which the Common Shares are listed and posted for trading is at least 80,000 Common Shares.

ARTICLE 5.
ADJUSTMENT OF CONVERSION RIGHTS

5.1

Definitions

In this Article 5, the following terms have the following meanings:

“Current Market Price” at any particular date means the volume weighted average trading price of the Common Shares on the TSXV (or, if the Common Shares are not then listed and posted for trading on the TSXV, on any other stock exchange in Canada on which the Common Shares are listed and posted for trading as may be selected for that purpose by the Board) during the 30 consecutive trading days ending on a date not earlier than the fifth trading day before the particular date; and for the purposes hereof, “trading day” means a day on which the relevant stock exchange is open for business and the Common Shares may be traded on that exchange on that day;

“Dividend Paid in the Ordinary Course” means a dividend paid on the Common Shares in any financial year of the Corporation, whether in

(i)

cash,

(ii)

securities of the Corporation, including rights, options or warrants to purchase any securities or property of the Corporation or other assets of the Corporation (but excluding rights, options or warrants referred to in Section 5.3(b) and rights, options or warrants referred to in parentheses in Section 5.3(c)(iv)), or

(iii)

property or other assets of the Corporation,

in each case to the extent that the amount or value of such dividend together with the amount or value of all other such dividends theretofore paid in such financial year (any such securities, property or other assets so distributed to be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the Board, which determination shall be conclusive) does not exceed the greater of:

(i)

150% of the greater of

(A)

the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of twelve (12) consecutive months ended immediately prior to the first day of such financial year; and

(B)

one-third of the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of thirty-six (36) consecutive months ended immediately prior to the first day of such financial year; or

(ii)

100% of the consolidated net income of the Corporation before extraordinary items (but after dividends payable on all shares ranking prior to, or on a parity with the Common Shares, with respect to the payment of dividends) for the period of twelve (12) consecutive months ended immediately prior to the first day of such financial year, such consolidated net income, extraordinary items and dividends to be as shown in the audited consolidated financial statements of the Corporation for such period of twelve (12) consecutive months or if there are no audited consolidated financial statements for such period, computed in accordance with GAAP, consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Corporation; and

“Equity Shares” means the Common Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends.

5.2

Adjustment in Rights

(a)

If, at any time after the date hereof and prior to the Maturity Date, there is a reclassification of the outstanding Common Shares or change of the Common Shares into other shares or securities or any other capital reorganization of the Corporation or a consolidation, merger or amalgamation of the Corporation with or into any other corporation (any such event being called a “Capital Reorganization”), the Holder shall be entitled to receive and shall accept for the same aggregate consideration, upon the conversion of this Debenture at any time after the Capital Reorganization, in lieu of the number of securities to which it was theretofore entitled upon such exercise, the kind and amount of shares or other securities of the Corporation or of the corporation resulting from the Capital Reorganization that the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date on which the holders of Common Shares are determined for the purpose of the Capital Reorganization (the “relevant record date”), it had been the holder of record of the number of Common Shares in respect of which the Debenture is being converted, and such shares or other securities shall be subject to adjustment thereafter in accordance with provisions which are the same, as nearly as may be possible, as those contained in this Article 5; provided that no such Capital Reorganization shall be implemented unless all necessary steps have been taken so that the Holder shall be entitled to receive the kind and amount of shares or other securities of the Corporation or of the corporation resulting from the Capital Reorganization as provided above.

(b)

If, at any time after the date hereof and prior to the Maturity Date, any adjustment in the Conversion Price shall occur as a result of:

(i)

an event referred to in Section 5.3(a);

(ii)

the fixing by the Corporation of a record date for an event referred to in Section 5.3(b); or

(iii)

the fixing by the Corporation of a record date for an event referred to in Section 5.3(c) if such event constitutes the issue or distribution to the holders of all of its outstanding Common Shares of (i) Equity Shares, or (ii) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per share less than the Current Market Price on such record date, or (iii) rights, options or warrants to acquire Equity Shares or securities exchangeable for or convertible into Equity Shares at an exercise, exchange or conversion price per share less than the Current Market Price on such record date;

then the number of securities purchasable upon the subsequent conversion of the Debenture shall be adjusted simultaneously with the adjustment to the Conversion Price provided in Section 5.3 by multiplying the number of securities issuable upon the conversion of the Debenture immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Conversion Price.

5.3

Adjustment in Conversion Price

The Conversion Price shall be subject to adjustment from time to time as follows:

(a)

If, at any time after the date hereof and prior to the Maturity Date, the Corporation:

(i)

subdivides its outstanding Common Shares into a greater number of shares,

(ii)

consolidates its outstanding Common Shares into a smaller number of shares, or

(iii)

issues Common Shares to the holders of all of its outstanding Common Shares by way of a stock dividend or other distribution other than a Dividend Paid in the Ordinary Course,

(any of such events being called a “Common Share Reorganization”), the Conversion Price shall be adjusted effective immediately upon the completion of the Common Share Reorganization (the “relevant record date”) by multiplying the Conversion Price in effect immediately prior to the record date on which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by a fraction:

(A)

the numerator of which shall be the number of Common Shares outstanding on the relevant record date before giving effect to the Common Share Reorganization; and

(B)

the denominator of which shall be the number of Common Shares outstanding on the relevant record date after giving effect to the Common Share Reorganization.

(b)

If, at any time after the date hereof and prior to the Maturity Date, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all of its outstanding Common Shares (the “relevant record date”) under which such holders are entitled, during a period expiring not more than 45 days after the relevant record date (the “Rights Period”), to subscribe for or purchase Common Shares at a price per share, or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share less than 95% of the Current Market Price on the relevant record date (any of such events being called a “Rights Offering”), the Conversion Price shall be adjusted effective immediately after the end of the Rights Period by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)

the numerator of which shall be the aggregate of:

(A)

the number of Common Shares outstanding on the relevant record date, and

(B)

the number determined by dividing (1) either (a) the product of the number of Common Shares issued or subscribed for during the Rights Period under the Rights Offering and the price at which such Common Shares were offered, or, as the case may be, (b) the product of the exchange or conversion price of the securities exchangeable for or convertible into Common Shares and the number of Common Shares for, or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period, by (2) the Current Market Price on the relevant record date; and

(ii)

the denominator of which shall be, in the case of Section 5.3(b)(i)(B)(1)(a), the number of Common Shares outstanding on the relevant record date plus the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering and, in the case of Section 5.3(b)(i)(B)(1)(b), the number of Common Shares outstanding on the relevant record date plus the number of Common Share for  or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period.

If the Debenture has been converted during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for that Rights Offering then, in addition to the securities to which the Holder is otherwise entitled upon such exercise pursuant to this Debenture, the Holder shall be entitled to that number of additional securities which, when added to the number of securities to which the Holder is entitled upon such exercise, equals the number of securities to which the Holder would have been entitled upon exercise if the Holder had converted the Debenture immediately after the end of the Rights Period and after giving effect to the adjustment of the Conversion Price provided for in this Section 5.3(b).  Such additional Common Shares shall be deemed to have been issued to the Holder immediately following the end of the Rights Period.

(c)

If, at any time after the date hereof and prior to the Maturity Date, the Corporation fixes a record date (the “relevant record date”) for the issue or distribution to the holders of all of its outstanding Common Shares of:

(i)

shares of any class in its capital,

(ii)

evidences of its Indebtedness,

(iii)

assets or property, or

(iv)

rights, options or warrants to subscribe for or purchase any of the foregoing (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the date of issue of the rights, options or warrants at a price per share equal to or greater than 95% of the Current Market Price), and if such issue or distribution does not constitute a Common Share Reorganization, a Rights Offering or a Dividend Paid in the Ordinary Course (any of such events referred to in Sections 5.3(c)(i) through 5.3(c)(iv) being called a “Special Distribution”), the Conversion Price shall be adjusted immediately after the Special Distribution by multiplying the Conversion Price in effect on the relevant record date by a fraction:

(A)

the numerator of which shall be the difference obtained when (a) the amount by which the aggregate fair market value of the shares, rights, options, warrants, evidences of Indebtedness or assets or property, as the case may be, which are distributed in the Special Distribution exceeds the fair market value of the consideration, if any, received therefor by the Corporation, is subtracted from (b) the product obtained when the number of Common Shares outstanding on the relevant record date is multiplied by the Current Market Price on the relevant record date; and

(B)

the denominator of which shall be the product obtained when the number of Common Shares outstanding on the relevant record date is multiplied by the Current Market Price on the relevant record date;

provided that no such adjustment shall be made if the result of such adjustment would be to increase the Conversion Price in effect immediately following the Special Distribution.  Any determination of fair market value shall be made by the Board and their determination shall be conclusive.

(d)

Notwithstanding any other provision of this Debenture, if at any time and from time to time after the date of this Debenture, the Corporation completes any new round of equity or convertible debt financing (the “Equity Financing”) (i) at a price per share less than the then-current Conversion Price (the “Lower Price”), then the Conversion Price shall be deemed to be the Lower Price, or (ii) that provides such investor with a liquidation preference, then the Conversion Price and other terms of this Debenture (including, if applicable, the securities that the Principal is convertible into) shall be amended on terms that are acceptable to the Holder, provided, however, that in no event shall the Conversion Price be adjusted under this subsection (d) to a price lower than $0.07 (as adjusted, if applicable, in the same manner as the Conversion Price is adjusted under Article 5).  For greater certainty, the conversion of any convertible debt of the Corporation that is outstanding on the date of this Debenture, the exercise of any warrants of the Corporation that are outstanding on the date of this Debenture and the exercise of any stock options from time to time is not an Equity Financing.

5.4

Rules for Adjustment in Rights and Exercise Price

For the purpose of this Article 5:

(a)

The adjustments provided for in this Article 5 are cumulative and shall be made successively wherever an event referred to in a particular section of this Article occurs, subject to the following provisions of this Article.

(b)

No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price and no adjustment shall be made in the number of securities issuable on conversion of the Debenture unless it would result in a change of at least one-hundredths of a Common Share; provided, however, that any adjustments which, by reason of this section, are not required to be made shall be carried forward and taken into account in a subsequent adjustment and so on.

(c)

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any computation under Section 5.3.

(d)

No adjustment to the Conversion Price shall be made in respect of any event described in Section 5.3 (other than the events referred to in Sections 5.3(a)(i) and 5.3(a)(ii)) if the Holder is entitled to participate in such event on the same terms as though, and to the same effect as if, it had converted this Debenture in full prior to or on the effective date or record date of such event, provided that such participation is subject to all necessary regulatory approval, including approval of the TSXV.

(e)

If the Board does not fix a record date for a Common Share Reorganization, Special Distribution or Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the close of business on the day on which the Board authorizes the making of the Common Shares Reorganization, Special Distribution or Rights Offering, as the case may be.

(f)

If any question at any time arises with respect to the Conversion Price or the number of Common Shares issuable upon the conversion of this Debenture, such question shall be conclusively determined by the Auditors from time to time of the Corporation, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the Corporation with the concurrence of the Holder, and any such determination shall be binding upon the Holder, the Corporation and all shareholders.  If any such determination is made, the Corporation shall deliver a certificate to the Holder describing such determination.

(g)

As a condition precedent to the taking of any action which would require any adjustment to the conversion rights or Conversion Price, the Corporation must have taken all action which may be necessary in order that the Corporation shall have issued and reserved in its authorized capital and may validly and legally issue as fully-paid and non-assessable all of the Common Shares or other securities which the Holder is entitled to receive on full conversion hereof in accordance with the provisions hereof.

(h)

In the case where the Corporation, after the date of issuance of this Debenture, takes any action affecting the Common Shares, other than an action described in Article 5, which in the opinion of the Board would materially affect the rights of the Holder, the Conversion Price will be adjusted in such manner, if any, and at such time by action by the Board but subject in all cases to any necessary regulatory approval.  Failure of the taking of action by the Board so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the Board has determined it to be equitable to make no adjustment.

(i)

No adjustment will be made to Rights or the Conversion Price in the event of any grant of options pursuant to the Corporation’s 2006 Stock Option Plan, as amended from time to time.

5.5

Notice of Adjustment in Exercise Price and Rights

(a)

At least fourteen (14) days prior to the effective date or record date, as the case may be, of any event which requires or might require an adjustment pursuant to this Article 5, the Corporation shall deliver to the Holder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment.

(b)

In case any adjustment for which a notice in Section 5.5(a) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Holder a certificate of the Corporation containing a computation of such adjustment.

5.6

Corporation to Reserve Shares

The Corporation covenants with the Holder that the Corporation will at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issue upon conversion of this Debenture as provided in this Article 5, and issue to the Holder or its nominee upon exercise of the conversion rights hereunder, such number of Common Shares as will then be issuable upon the conversion of this Debenture.

5.7

Applicable Securities Legislation

The Corporation will not, directly or indirectly, do any act or thing or, to the extent that it is able, permit any act or thing to be done, which would remove or deny any registration or prospectus exemption available under any applicable securities legislation with respect to the issuance of Common Shares upon the exercise of the conversion rights contained in this Debenture.

ARTICLE 6.
REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1

Corporation’s Positive Covenants

The Corporation covenants and agrees that so long as this Debenture is outstanding:

(a)

Punctual Payment.  It will duly and punctually pay or cause to be paid all amounts payable by the Corporation to the Holder hereunder at the times and in the manner provided for herein;

(b)

Use of Proceeds.  Principal amounts advanced under this Debenture shall be used to repay indebtedness previously incurred by the Corporation in the aggregate principal amount of $100,000;

(c)

Conduct of Business.  Other than Sunaptic Solutions Incorporated, it will and will cause each of its Subsidiaries to do all things necessary or desirable to maintain its and their respective corporate existence in its and their respective present jurisdictions of incorporation, maintain its and their respective corporate power and capacity to own its and their respective properties and assets, and carry on its and their respective businesses in a commercially reasonable manner, and it will forthwith advise the Holder in writing if any of its Subsidiaries  starts to carry on an active business or proposes to provide a guarantee or any security to any Person;

(d)

Maintain Property and Assets.  It will maintain and cause each of its Subsidiaries to maintain all of its and their property and assets in good repair and working condition, consistent with the industry standards, reasonable wear and tear excepted, and continue to carry on its and their business as presently conducted and in compliance with all licences and permits and maintain its and their books and records in a manner consistent with good business practice and in a manner sufficient to permit the Holder to confirm compliance by the Corporation with the Corporation’s covenants hereunder;

(e)

Inspection.  It will at any reasonable time and from time to time upon reasonable prior notice, permit the Holder or representatives thereof to conduct inspections of the books and records of the Corporation and its Subsidiaries and to make copies thereof, and to discuss the affairs, finances and accounts of the Corporation and its Subsidiaries with the Auditors and officers of the Corporation;

(f)

Other Obligations.  It will pay or cause to be paid and cause each of its Subsidiaries to pay or cause to be paid when required all amounts related to taxes, wages, workers’ compensation obligations, government royalties or pension fund obligations and any other amount which may result in an Encumbrance against the assets of the Corporation or any of its Subsidiaries arising under any statute or regulation, other than a Permitted Encumbrance or to make adequate reserve for any such amount, the payment of which is being contested;

(g)

Compliance with Applicable Law and Contracts.  It will do or cause to be done or cause each of its Subsidiaries to do or cause to be done all acts necessary or desirable to comply with all applicable, federal, provincial and municipal laws, requirements, standards, the non-compliance with which could have a Material Adverse Effect upon it or any Subsidiary.  It will and will cause each of its Subsidiaries to comply with the requirements of all Material Contracts to which it and they respectively are parties or by which respectively it and they or its and their properties are bound, non-compliance with which would, singly or in the aggregate, have a Material Adverse Effect upon its or any one of its Subsidiaries’ respective business, property, financial condition or prospects;

(h)

Accounting Methods and Financial Records.  It will and will cause each of its Subsidiaries to maintain a system of accounting which is established and administered in accordance with GAAP, keep adequate records and books of account in which accurate and complete entries shall be made in accordance with GAAP reflecting all transactions required to be reflected by such accounting principles and keep accurate and complete records of any property owned by it and each of them, respectively;

(i)

Financial Statements.  It will provide the Holder with (i) within 30 days of each month end, an income statement and balance sheet report for such month, in the same format as the Corporation’s quarterly financial statements without notes thereto, and (ii) audited and unaudited financial statements for the Corporation in accordance with applicable corporate and securities laws;

(j)

Payment of Taxes and Claims.  It will and will cause each of its Subsidiaries to:

(i)

pay and discharge all lawful claims for labour, material and supplies;

(ii)

pay and discharge all obligations which may result in liens on its or their assets;

(iii)

pay and discharge all taxes payable by it and each of them, respectively; and

(iv)

withhold and collect all taxes required to be withheld and collected by it and each of them, respectively, and remit such taxes to the appropriate governmental body at the time and in the manner required; provided that nothing in this Section 6.4(j) shall preclude the Corporation from contesting in good faith any of the matters referred to therein if it makes an adequate reserve for any such amount, the payment of which is being contested;

(k)

Notice of Event of Default.  It will, as soon as it shall become aware of the same, give notice to the Holder of any Default, Event of Default, or the occurrence or non-occurrence of any event which constitutes, or which with the passage of time or giving of notice or both would constitute, a material default under any other agreement to which it or any Subsidiary is a party or by which it or any Subsidiary or any of its or their properties may be bound, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto, regarding the Corporation or any Subsidiary of the Corporation;

(l)

Insurance.  The Corporation shall maintain and cause its Subsidiaries to maintain insurance on its and their respective properties and assets and for the operation of its and their respective businesses in such amounts and against such risks as would be customarily obtained and maintained by a prudent owner of similar properties and assets operating a similar business (including without limitation appropriate liability insurance, including directors and officers liability and corporate reimbursement insurance (the “D&O Policy”) with responsible insurers in accordance with acceptable industry standards for coverage in the amount and on terms acceptable to the Holder, acting reasonably), and shall provide certified copies of such policies to the Holder upon request.  Such policies of insurance shall include coverage against loss or damage of its property and assets by fire and other hazards, and business interruption insurance.  All such insurance policies relating to such properties and assets of the Corporation shall name the Holder as loss payee as its interest may appear and copies thereof or certificates in respect of the coverage provided thereby shall be delivered to the Holder upon request.  The Corporation shall pay all premiums in respect of such insurance when due and shall promptly furnish the Holder upon request with receipts or other satisfactory evidence of the payment thereof.  As of the date hereof, none of the Corporation, its Subsidiaries or any officer or director thereof are aware of any outstanding or pending insurance claims involving the Corporation, its Subsidiaries or any officer or director thereof, or has reason to believe that any existing insurance policy will not be renewed on its renewal date, including but not limited to, the Corporation’s D&O Policy;

(m)

Compliance with Securities Legislation and Matters.  The Corporation shall comply with the requirements of all applicable securities laws and the regulations thereunder and shall take no step with a view to, or which would result in, the Corporation ceasing to be a reporting issuer (or its equivalent) in good standing under the securities laws of the United States, Alberta and British Columbia or the regulations thereunder or under the securities laws of any other jurisdiction;

(n)

Maintain Listing.  The Corporation shall continuously maintain the listing of its Common Shares on the TSXV or upon such other stock exchange as may be acceptable to the Holder and shall use reasonable efforts to ensure that all Common Shares which are issuable upon the exercise of the conversion rights hereunder are listed on such stock exchange as and when issued;

(o)

Intellectual Property.  The Corporation shall: (i) as and to the extent considered by the Corporation to be appropriate in the Corporation’s good faith judgment, reasonably exercised, undertake reasonable acts to maintain and preserve the Patents and Intellectual Property and the rights under any Patent licenses, including, but not limited to, timely prosecution of all applications for the registration of same, defending administrative and legal challenges to their validity, filing of affidavits and declarations of use and incontestability, where applicable, and renewals and initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of the Corporation in its Patents and Intellectual Property; (ii) as and to the extent considered by the Corporation to be appropriate in the Corporation’s good faith judgment, reasonably exercised, have the duty (A) to prosecute diligently any patent application of the Patents and any trade mark or service mark application of the Trade Marks pending as of the date hereof or thereafter until termination of this Debenture, (B) to make application on the Corporation’s unpatented but patentable inventions and on the Corporation's trade marks and service marks, as is appropriate in the Corporation's good faith judgment, and (C) to use its best efforts to preserve and maintain all rights in patent applications of the Patents and in trade mark and service mark applications and trade mark and service mark registrations of the Trade Marks; and (iii) maintain the confidentiality and secrecy of all trade secrets included in the Patent collateral and will establish and maintain confidentiality protocols and procedures (including use of confidentiality agreements) customarily established and implemented by a prudent owner of similar properties and assets operating a similar business.  Any expenses incurred in connection with such applications shall be borne by the Corporation, including the timely payment of maintenance fees in the correct categories;

(p)

Specified Covenants.  The Corporation shall comply with the covenants set out in Schedule "E"; and

(q)

Sunaptic Solutions Incorporated.  The Corporation shall forthwith, and in any event within 30 days of the date of this Debenture, cause its Subsidiary Sunaptic Solutions Incorporated to enter into Security Documents, comprised of a guarantee and a security agreement, in favour of the Holder, together with such other documents as the Holder may reasonably request, on such terms and conditions as the Holder, acting reasonably, may require (it being acknowledged and agreed that such Security Documents will: (i) contain terms and conditions customary for a transaction of this nature, (ii) in the case of the guarantee and the security agreement, apply to all Indebtedness of the Corporation to the Holder from time to time and be substantially in the form of the draft guarantee and general security agreement provided by the Holder to the Corporation’s counsel in June 2006, (iii) be negotiated between the parties acting in good faith and (iv) be in form and substance satisfactory to the Holder acting reasonably), and deliver all such documents to the Holder together with a favourable legal opinion, in form and substance satisfactory to the Holder, acting reasonably, from counsel for the Corporation and its Subsidiaries addressing, among other things (without limitation) the due authorization of the Security Documents and related instruments and agreements, the enforceability (subject to customary limitations) of the Security Documents and the validity of the security interests created by the Holder and all related instruments and agreements and such certificates and other documents as the Holder may reasonably require.

6.2

Corporation’s Negative Covenants

The Corporation hereby covenants and agrees with the Holder that it will not, so long as any amount owing hereunder shall remain unpaid, and it will not permit or cause any of its Subsidiaries to, without the prior written consent of the Holder:

(a)

Security Interests.  Create, issue, incur, assume or permit to exist any Encumbrance on any of its property other than (i) Encumbrances in favour of the Holder; and (ii) Permitted Encumbrances, nor do or permit anything to adversely affect the ranking or validity of the Security Interest except by incurring a Permitted Encumbrance.

(b)

Change in Nature of Business.  Make or permit or cause any Subsidiary to make any material change in the nature of its or their respective existing business, including, without limitation, the acquisition or transfer of any material assets or any Material Contracts among any of the Subsidiaries or the Corporation and the Subsidiaries, provided that the Corporation and its Subsidiaries shall be permitted to enter into transfer pricing arrangements within the corporate group.

(c)

Mergers.  Enter into any transaction (whether by way of reconstruction, reorganization, consolidation, dissolution or otherwise) whereby all or any substantial part of its undertaking, property or assets would become the property of any other Person or, in the case of any such amalgamation, of the continuing corporation resulting therefrom.

(d)

Disposal of Assets.  Directly or indirectly, license, sell, lease, assign, transfer, abandon, convey or otherwise dispose of any of its undertaking or assets or any of the undertaking or assets of any of its Subsidiaries (including any capital stock of or interests in any of its Subsidiaries or other corporation or Person) except as follows:

(i)

the Corporation or any of its Subsidiaries may, in the ordinary course of business, license software, sell any inventory or other assets that are customarily sold by the Corporation or such Subsidiary as part of the normal operation of its respective business; and

(ii)

the Corporation or any of its Subsidiaries may, in the ordinary course of business, sell equipment, fixtures, materials or supplies that are no longer required in the business of the Corporation or such Subsidiary or that are worn-out or obsolete.

(e)

Distributions.  Declare, make or pay any dividend or other distribution on any share or interest in the capital of the Corporation or a Subsidiary other than a distribution made by a Subsidiary to the Corporation.

(f)

Alteration of Capital.  Purchase, redeem or retire in any way any shares of its capital or otherwise reduce its issued or paid up capital in respect of such shares or otherwise permit a change in the authorized capital structure or in the terms of any of its classes of share.

(g)

Transactions Out of the Ordinary Course.  Enter into or effect any transactions out of the ordinary course of business, including, without limitation, licenses of Intellectual Property that are not on bona fide commercial terms or are granted to non-arm’s length parties.

(h)

Financial Assistance.  Other than financial assistance provided on normal credit terms for accounts receivable and normal commercial credit terms to customers, including, without limitation, deferred payment plans for license subscriptions, provide any financial assistance to any Person except financial assistance provided to the Corporation by a Subsidiary or to a Subsidiary by the Corporation.

(i)

Maintenance and Ownership of Subsidiaries.  In the case of the Corporation, sell or otherwise dispose of any shares or interests in the capital of any of its Subsidiaries or permit any of such Subsidiaries to issue, sell or otherwise dispose of any shares or interests in the capital of such Subsidiary or the capital of any other of such Subsidiaries, except to the Corporation.

(j)

Winding-up.  Take or institute proceedings for the winding-up, reorganization or dissolution of the Corporation or any Subsidiary.

(k)

Changing Location etc.  Change its name or the location of its head office or remove or otherwise permit any Collateral (other than inventory in transit) to be located at any location other than the Existing Location, without providing the Holder with 30 days prior written notice thereof and promptly taking such other steps, if any, as the Holder may require to maintain the perfection of the Security Interest.

(l)

Additional Indebtedness.  Incur any Indebtedness other than Permitted Indebtedness, or borrow any funds from its shareholders or Persons related to them.

(m)

Subsidiaries.  Have any Subsidiaries or investments in other Persons other than the Subsidiaries and its 25% interest in Imagis Technologies UK Limited.

ARTICLE 7.
EVENTS OF DEFAULT

7.1

Events of Default

The occurrence of any one or more of the following events or conditions (each such event or condition being an “Event of Default”) shall constitute a default under this Debenture:

(a)

the Corporation fails to make punctual payment when due of any principal amount or interest payable to the Holder under this Debenture if such payment is not made within five Business Days of the day on which such payment is due;

(b)

except as otherwise provided in this Section, the Corporation or any of its Subsidiaries does not observe or perform any of the Corporation’s or Subsidiary’s obligations under this Debenture or any other agreement or document existing at any time between the Corporation or any of its Subsidiaries and the Holder, and such default remains unremedied seven Business Days after written notice thereof is given to the Corporation by the Holder;

(c)

any representation, warranty or statement made by or on behalf of the Corporation or any of its Subsidiaries to the Holder is untrue in any material respect at the time when or as of which it was made;

(d)

the Corporation ceases or threatens to cease to carry on in the normal course the Corporation’s business or any material part thereof without the prior written consent of the Holder;

(e)

the holder of a charge takes possession of all or any part of the Corporation’s or any Subsidiary’s property having a value in excess of $100,000, or a distress, execution or other similar process is levied against all or any part of such property having a value in excess of $100,000;

(f)

if an order ceasing or suspending or prohibiting trading in any securities of the Corporation shall be issued by any stock exchange or securities regulatory authority having jurisdiction and such situation continues in excess of two weeks;

(g)

default by the Corporation or any of its Subsidiaries in the performance or observance of any covenant, condition or obligation contained in any agreement between the Corporation or any Subsidiary, as the case may be, and any Person, where such default gives rise to a right to enforce security against the Corporation or any Subsidiary, as the case may be, except as the Holder has otherwise agreed;

(h)

the Corporation or any of its Subsidiaries fails to pay to any Person any Indebtedness in excess of $100,000 in aggregate when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure continues after any applicable grace period, except as the Holder has otherwise agreed or except where the Corporation or such Subsidiary is contesting the payment claim in good faith;

(i)

an event of default occurs under any guarantees issued by any Subsidiaries or any security issued in respect thereof;

(j)

any event occurs which would have a Material Adverse Effect on the Corporation and its Subsidiaries taken as a whole;

(k)

if the Corporation or any of its Subsidiaries is in default under any Material Contract to which it is a party and such default is not cured before the earlier of (i) 30 days after the occurrence of such default, and (ii) the expiry of the applicable cure period, if any, under such Material Contract;

(l)

if a final judgment or decree for the payment of money due shall have been obtained or entered against the Corporation or any of its Subsidiaries in an amount of $250,000 or more and such judgment or decree shall not have been and remain vacated, discharged or stayed pending appeal within the applicable appeal period;

(m)

if a decree or order of a court of competent jurisdiction is entered adjudging the Corporation or any of its Subsidiaries a bankrupt or insolvent or approving as properly filed a petition seeking the winding-up of the Corporation or any of its Subsidiaries under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law or issuing sequestration or process of execution against any substantial part of the assets of the Corporation or any of its Subsidiaries or ordering the winding up or liquidation of its affairs and any such decree or order continues unstayed and in effect for a period of thirty (30) days;

(n)

if the Corporation or any of its Subsidiaries becomes insolvent, makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors, makes any proposal under the Bankruptcy and Insolvency Act (Canada) or any comparable law, seeks relief under the Companies' Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law, is adjudged bankrupt, files a petition or proposal to take advantage of any act of insolvency, consents to or acquiesces in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other Person with similar powers of itself or of all or any substantial portion of its assets, or files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights or consents to, or acquiesces in, the filing of such a petition;

(o)

if any Change of Control Event occurs; or

(p)

if there is a material change in the nature of the business of the Corporation or any of its Subsidiaries.

7.2

Rights Upon Default

Upon the occurrence of an Event of Default the entire Principal amount outstanding hereunder shall at the option of the Holder forthwith become immediately due and payable, with Interest thereon, at the rate determined as herein provided, to the date of actual payment thereof, all without notice, presentment, protest, demand, notice of dishonour or any other notice of demand whatsoever, all of which are hereby expressly waived by the Corporation.  In such event the Holder may in its discretion exercise any right or recourse and/or proceed by any action, suit, remedy or proceeding against the Corporation authorized or permitted by law for the recovery of all the Indebtedness and liabilities of the Corporation to the Holder and proceed to exercise any and all rights hereunder and under the security constituted by the Security Interest.  No right will be exclusive of or dependent upon or merge in any other right, and one or more of such rights may be exercised independently or in combination from time to time.

7.3

Charges and Expenses

The Corporation agrees to pay on demand all costs and expenses incurred (including among other things legal fees) by the Holder in connection with obtaining or discharging this Debenture to and by the Holder or any Receiver in exercising any remedy under this Debenture and in carrying on the Corporation’s business.  All such amounts will bear interest from time to time at the rate equal to the rate payable on the Principal sum hereunder, and the Corporation will reimburse the Holder upon demand for any amount so paid.

7.4

Further Assurances

The Corporation will from time to time as soon as practicable upon request by the Holder take such action as the Holder may consider necessary to give effect to this Debenture.

7.5

Performance by the Secured Party

In the event that the Corporation fails to perform any obligations under this Debenture, including keeping the Collateral free and clear of all Encumbrances, other than Permitted Encumbrances, the Holder may, at its option and without being under any obligation to do so, perform such obligations and the Corporation shall pay to the Holder, immediately upon demand, all costs and expenses (including, without limitation, legal fees on a solicitor-client basis) incurred by the Holder in connection therewith and all such costs and expenses shall form part of the Obligations, bear interest at the Interest Rate, both before and after demand and judgment from the date incurred by the Holder and shall be secured by the Security Interest. The performance by the Holder of any obligation of the Corporation hereunder or the curing of any Event of Default by the Holder shall not constitute a waiver by the Holder of any of its rights, remedies or privileges hereunder or relieve the Corporation from its default or any consequences thereof.

7.6

Dealings by the Holder

The Holder may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant full, partial and conditional releases and discharges, perfect or fail to perfect any securities, release any Collateral to third parties and otherwise deal or fail to deal with the Corporation, debtors of the Corporation, guarantors, sureties and others and with the Collateral and other securities as the Holder may see fit, all without prejudice to any liability of the Corporation to the Holder or the Holder's rights and remedies under this Debenture, applicable personal property security legislation or otherwise at law.

7.7

No Set-Off

The Obligations shall be paid by the Corporation without regard to any equities between the Corporation and the Holder or any right of set-off or cross-claim that the Corporation may have against the Holder.

ARTICLE 8.
SECURITY

8.1

Security

As general and continuing security for the payment and performance of the Obligations, the Corporation hereby grants a security interest in favour of the Holder as set out in Schedule "C" and agrees to execute and deliver, or cause to be executed and delivered, in favour of the Holder, all such further security agreements, instruments and documents, including without limitation any guarantees and security agreements from some or all of the Subsidiaries (collectively with this Debenture being the “Security Documents”) and do all such other acts and things, or cause all such other acts and things to be done, as the Holder may from time to time require, to create, grant and maintain a perfected Encumbrance on the Collateral in favour of the Holder, subject only to Permitted Encumbrances.  Without limiting the generality of the foregoing, the Corporation agrees that the security interest created in the general security agreement dated July 12, 2006 made by the Corporation in favour of the Lender shall constitute general and continuing security for the payment and performance of the Obligations.  All Security Documents shall, in form and substance, be satisfactory to the Holder, acting reasonably.  The Corporation acknowledges and agrees that as at the date hereof there are additional Security Documents that will have to be executed and delivered by the Corporation and others and additional registrations and other steps that will have to be taken by the Corporation and others in order for the Security Interest to constitute a perfected Encumbrance on all of the Collateral, subject only to Permitted Encumbrances, and agrees that the right of the Holder to require such Security Documents and the performance of such other acts and things at any time and from time to time shall not be prejudiced by any delay on the part of the Holder in requesting same.  The Corporation constitutes and appoints the Holder and any officer or agent of the Holder, with full power of substitution, as the Corporation's true and lawful attorney-in-fact with full power and authority in the place of the Corporation and in the name of the Corporation or in its own name, from time to time in the Holder's discretion after any Event of Default or any default under this section, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney may be necessary or desirable to accomplish the purposes of this Debenture.  These powers are coupled with an interest and are irrevocable until this Debenture and the Security Documents are terminated and released.  Nothing in this section affects the right of the Holder as secured party or any other Person on the Holder's behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Debenture and any Security Documents as the Holder or such other Person considers appropriate.

ARTICLE 9.
GENERAL PROVISIONS

9.1

Notices

Any notice, communication, payment or demand required or permitted to be given under this Debenture shall be deemed to have been sufficiently given to the recipient if delivered personally, or (other than in the case of payment) if sent by facsimile or sent by ordinary first class mail within Canada or the United States, postage prepaid, addressed as follows:

(a)

to the Corporation at:

4710 Kingsway
Suite 1100
Burnaby, British Columbia
V5H 4M2

Attention:

Chief Executive Officer

Facsimile:

(604) 684-9314

(b)

to the Holder at:

70 York Street

Suite 1720

Toronto, Ontario, M5J 1S9

Attention:

Quorum P.I.P.E. Management Inc.

Facsimile:

(416) 971-5955

Any such mailing shall be deemed to be received on the date of delivery if delivered personally, on the next Business Day following the transmission by facsimile confirmed by the sender thereof or on the third Business Day following the date of mailing or, in the event of any disruption, strike or interruption in the Canadian or United States postal service after mailing and prior to receipt, on the third Business Day following full resumption of such Canadian or United States postal service.  Either party hereto may change its facsimile number or address for the purpose of this Section 9.1 by giving written notice of such change to the other.

9.2

Amendments

Neither this Debenture nor any provision hereof may be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge, or termination is sought.  No delay or omission by the Holder in exercising any rights or remedies hereunder or in respect of any Obligations or the performance by the Corporation of any Obligations in default shall operate as a waiver thereof or of any other rights or remedies of the Holder. No single or partial exercise of any rights or remedies by the Holder shall preclude any other or further exercise thereof or the exercise of any other rights or remedies. A written waiver of any right or remedy shall be effective only for the specific purpose and time, if any, stipulated therein and shall not operate as a waiver of any other rights or remedies of the Holder.

9.3

Time of the Essence

Time is expressly declared to be of the essence of this Debenture in respect of all payments to be made hereunder, the exercise of any conversion rights hereunder, and all covenants and agreements to be performed and fulfilled.

9.4

Severability

If any covenant or obligation of any party contained herein, or if any provision of this Debenture or its application to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Debenture or the application of such covenant or obligation to Persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected, and each provision and each covenant and obligation contained in this Debenture shall be separately valid and enforceable, to the fullest extent permitted by law or at equity.

9.5.

Discharge of Debenture

After the Obligation has been repaid in full or satisfied in full by conversion pursuant to Article 4 hereof, the Holder shall return the Collateral to the Corporation, cancel and discharge this Debenture with respect to any Obligation that is payable by the Corporation to the Holder and execute and deliver, or cause to be executed and delivered to the Corporation such instruments as shall be necessary to discharge this Debenture and the Security Documents.

9.6

Further Assurances

The Corporation shall promptly cure any default by it in the execution and delivery of this Debenture or of any of the other agreements provided for hereunder to which it is a party. The Corporation, at its expense, shall promptly execute and deliver or cause to be executed and delivered to the Holder, upon request by the Holder, all such other and further documents, agreements, opinions, certificates and instruments in compliance with, or accomplishment of the covenants and agreements of the Corporation hereunder or more fully to state the obligations of the Corporation set out herein or under any other loan document or to make any recording, file any notice or obtain any consent, all as may be reasonably necessary or appropriate in connection therewith.  The Corporation hereby irrevocably constitutes and appoints any officer for the time being of the Holder and each Receiver, the true and lawful attorney of the Corporation, at any time that an Event of Default shall have occurred and be continuing, with full power of substitution to execute and deliver all such agreements, instruments and documents and to do all such further acts and things with the right to use the name of the Corporation whenever and wherever it may be deemed necessary or expedient.

9.7

Entire Agreement

This Debenture and the confirmations delivered in respect of the Security Interest constitute the whole and entire agreement between the parties hereto and cancel and supersede any prior agreements, undertakings, declarations, commitments, representations, written or oral, in respect thereof.

9.8

Transferability

This Debenture may only be transferred by the Holder with the prior written consent of the Corporation, not to be unreasonably withheld or delayed.

9.9

Parties In Interest

This Debenture shall be binding on the Corporation and its successors and will be binding on and will enure to the benefit of the Holder and its successors and assigns.

SCHEDULE “A”

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation, Continuance or Amalgamation	Percentage of Voting Shares Directly or Indirectly Held by the Corporation
Visiphor (U.S.) Corporation	Delaware	100%
Sunaptic Solutions Incorporated	Canada	100%
Sunaptic Solutions International, Inc.	Delaware	100%

SCHEDULE “B”

CONVERSION NOTICE

TO:

Visiphor Corporation (the “Corporation”)

FROM:

Quorum Secured Equity Trust (the “Holder”)

RE:

The Convertible Secured Debenture issued by the Corporation to the Holder as of
May 16, 2007 (the “Debenture”)

All terms used in this Conversion Notice which are defined in the Debenture have the meanings attributed thereto in the Debenture.

The Holder hereby irrevocably elects to convert $_________________ of the Principal outstanding as of the date hereof under this Debenture and evidenced by the Debenture into Common Shares at the Conversion Price.  Please issue, register and deliver the Common Shares in the name of:

Name:

Address:

DATED:

,            .

QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc.

Per:

Name:

Title:

SCHEDULE “C”

SECURITY INTEREST

1.

SECURITY

(a)

Security.  Subject to Sections 1(c) and 1(d) of this Schedule “C”, as continuing security for the due and timely payment and performance by the Corporation of its obligations hereunder, the Corporation hereby (i) grants a security interest in and conveys, assigns, hypothecates, mortgages and charges, as and by way of a fixed and floating mortgage and charge to and in favour of the Holder (the “Security Interest”), all of its present and after-acquired personal property, including all its undertaking and business and all its property and assets and rights for the time being, both present and future, of whatsoever nature and kind and wheresoever situate (the “Collateral”) including, without limitation, the Intellectual Property and:

(i)

each of the Patents, including, without limitation, those identified in Appendix 1, together with (A) the Corporation’s technical information and know-how relating to processes, procedures, inventions, machines or trade secrets used in connection with the Patents, and (B) the Corporation’s license agreements relating to or involving any of the Patents or above-noted technical information with any other party, whether the Corporation is a licensor or licensee under any such license agreement, and the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by the Corporation and now or hereafter covered by such licenses; and

(ii)

each of the Trade Marks, including, without limitation, those identified in Appendix 2, including all goodwill of the business of the Corporation symbolized by each of the Trade Marks and all rights of the Corporation as the registered owner of the Trade Marks, including the right to receive royalty, licence or other payments due to the Corporation from any registered user or other user of any Trade Marks, together with any present or future claim by, or right of action of, the Corporation against any Person with respect to the infringement of any of the Trade Marks, whether now owned or existing or hereafter acquired or arising.

(b)

Attachment.  The parties acknowledge and agree that value has been given for the granting of the Security Interest and that they have not agreed to postpone the time for attachment, except for after-acquired property forming part of the Collateral, the attachment to which will occur forthwith upon the Corporation acquiring rights in such Collateral.

(c)

Exception for Last Day of Leases.  The Security Interest granted hereby does not and shall not extend to, and the Collateral shall not include, the last day of the term of any lease or sub-lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Corporation but, upon the sale of the leasehold interest or any part thereof, the Corporation shall stand possessed of such last day in trust to assign the same as the Holder shall direct.

(d)

Exception for Contractual Rights.  The Security Interest hereby granted does not and shall not extend to, and the Collateral shall not include, any agreement, right, franchise, licence or permit (collectively, “Contractual Rights”) to which the Corporation is a party or of which the Corporation has the benefit, to the extent that the creation of the Security Interest therein would constitute a breach of the terms of, or permit any Person to terminate, the Contractual Rights (the “Restricted Rights”), but the Corporation shall hold its interest therein in trust for the Holder and shall assign such Restricted Rights to the Holder forthwith upon obtaining the consent of the other party or parties thereto. Upon the request of the Holder, the Corporation shall use all commercially reasonable efforts to obtain any consent required to permit any Restricted Rights to be subject to the Security Interest.  The Corporation shall use commercially reasonable efforts to provide that any agreement after the date hereof does not require any consent to permit the Contractual Rights created thereunder to become subject to the Security Interest and, except as disclosed to and approved by the Holder in writing, none of the existing Restricted Rights are Material Contracts.

- ii -

(e)

Permitted Dealings with Collateral.  Unless an Event of Default has occurred, the Corporation may, without the consent of the Holder:

(i)

deal with the Collateral as permitted by the Debenture; and

(ii)

subject to Section 2 of this Schedule “C”, collect proceeds and accounts in the ordinary course of business.

(f)

Delivery of Instruments, Securities, Etc.

(i)

If an Event of Default has occurred the Corporation shall, upon request of the Holder, forthwith deliver to the Holder, to be held by the Holder hereunder, all instruments, securities, letters of credit, advances of credit and negotiable documents of title in its possession or control which pertain to or form part of the Collateral and shall, as required, duly endorse the same for transfer in blank or as the Holder may direct and shall use commercially reasonable efforts to deliver to the Holder any and all consents or other instruments or documents necessary to comply with any restrictions on the transfer thereof in order to transfer the same to the Holder.

(ii)

Subject to any other written agreements or instruments in effect from time to time between the parties, unless an Event of Default has occurred and is continuing the Corporation shall be entitled (i) to receive all distributions of any kind whatsoever at any time payable on or with respect to the Collateral and (ii) to vote the Collateral and to give consents, waivers, notices and ratifications and to take other action in respect of the Collateral; provided, however, that no vote shall be cast and no consent, waiver, notice or ratification shall be given and no action be taken which would impair the Collateral or which would be inconsistent with or violate any provision of the Debenture or any other written agreement or instrument in effect from time to time between the parties.

(iii)

Upon the occurrence of an Event of Default and during the continuance thereof, the Holder shall be entitled to enjoy and exercise all of the rights referred to in Section (f)(ii) of this Schedule “C” in such manner as it sees fit.

(g)

Verification of Collateral.  The Holder shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Holder may consider appropriate and the Corporation agrees to furnish all assistance and information and to perform all such acts as the Holder may reasonably request in connection therewith and for such purpose to grant to the Holder or its agents access to all places where Collateral may be located and to all premises occupied by the Corporation.

2.

COLLECTION OF PROCEEDS AND ACCOUNTS

(a)

Control of Proceeds and Accounts.  After the occurrence of an Event of Default the Holder, if demand has been made in accordance with Section 3(a) of this Schedule “C”, may take control of any Proceeds and accounts and may notify any account debtor or any obligor under any instrument held by the Corporation or the Holder to make payment in respect of any Proceeds and accounts directly to the Holder, whether or not the Corporation has theretofore been making collections on the Collateral.

(b)

Proceeds and Accounts Received in Trust.  After the occurrence of an Event of Default has occurred, if the Corporation shall collect or receive any accounts or shall be paid for any of the other Collateral or shall receive any Proceeds, all money so collected or received by the Corporation shall be received by the Corporation as trustee for the Holder and, if demand has been made in accordance with Section 3(a) of this Schedule “C”, shall be paid to the Holder forthwith

- iii -

upon demand and the Holder may, in its discretion, apply the same in reduction of the Obligations or hold the same as further Collateral hereunder.

3.

DEFAULT AND THE HOLDER’S REMEDIES

(a)

Remedies Upon Default.  Upon the occurrence of an Event of Default, the Obligations shall, at the option of the Holder, forthwith become immediately due and payable by the Corporation to the Holder and the Holder may thereafter, without further notice to the Corporation except as provided at law or in this Debenture:

(i)

commence legal action to enforce payment or performance of the Obligations;

(ii)

require the Corporation, at the Corporation’s expense, to assemble the Collateral at a place or places designated by notice in writing given by the Holder to the Corporation, and the Corporation agrees to so assemble the Collateral;

(iii)

require the Corporation, by notice in writing given by the Holder to the Corporation, to disclose to the Holder the location or locations of the Collateral, and the Corporation agrees to make such disclosure when so required by the Holder;

(iv)

without legal process, enter any premises where the Collateral may be situated and take possession of the Collateral by any method permitted by law;

(v)

repair, process, complete, modify or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Corporation or otherwise and, in connection with any such action, utilize any of the Corporation’s property without charge;

(vi)

dispose of the Collateral by private or public sale, lease or otherwise upon such terms and conditions as the Holder may determine and whether or not the Holder has taken possession of the Collateral;

(vii)

carry on all or any part of the business or businesses of the Corporation and, to the exclusion of all others (including the Corporation), enter upon, occupy and, subject to any requirements of law and subject to any leases or agreements then in place, use all or any of the premises, buildings, plant, undertaking and other property of, or used by, the Corporation for such time and in such manner as the Holder sees fit, free of charge, and, except to the extent required by law, the Holder shall not be liable to the Corporation for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages or other amount incurred in connection therewith or resulting therefrom other than from the Holder’s gross negligence or wilful misconduct;

(viii)

file such proofs of claim or other documents as may be necessary or desirable to have its claim lodged in any bankruptcy, winding-up, liquidation, dissolution or other proceedings (voluntary or otherwise) relating to the Corporation;

(ix)

borrow money for the purpose of carrying on the business of the Corporation or for the maintenance, preservation or protection of the Collateral and mortgage, charge, pledge or grant a security interest in the Collateral, whether or not in priority to this Debenture, to secure repayment of any money so borrowed;

(x)

where the Collateral has been disposed of by the Holder as provided in Section 3(a)(vi) of this Schedule “C”, commence legal action against the Corporation for the Deficiency, if any;

- iv -

(xi)

appoint, by an instrument in writing delivered to the Corporation, a Receiver of the Collateral and remove any Receiver so appointed and appoint another or others in its stead or institute proceedings in any court of competent jurisdiction for the appointment of a Receiver, it being understood and agreed that:

(A)

the Holder may appoint any Person as Receiver, including an officer or employee of the Holder, with such Person’s prior written consent;

(B)

such appointment may be made at any time after an Event of Default, either before or after the Holder shall have taken possession of the Collateral;

(C)

the Holder may, from time to time, fix the reasonable remuneration of the Receiver and direct the payment thereof out of the Collateral or any Proceeds; and

(D)

the Receiver shall be deemed to be the agent of the Corporation for all purposes, and, for greater certainty, the Holder shall not be, in any way, responsible for any actions, whether wilful, negligent or otherwise, of any Receiver, and the Corporation hereby agrees to indemnify and save harmless the Holder from and against any and all claims, demands, actions, costs, damages, expenses or payments which the Holder may hereafter suffer, incur or be required to pay as a result of, in whole or in part, any action taken by the Receiver or any failure of the Receiver to do any act or thing;

(xii)

pay or discharge any mortgage, charge, encumbrance, lien, adverse claim or security interest claimed by any Person in the Collateral ranking prior to or pari passu with the Security Interest and the amount so paid shall be added to the Obligations and shall bear interest calculated from the date of payment at the Interest Rate until paid; and

(xiii)

take any other action, suit, remedy or proceeding authorized or permitted by this Debenture or at law or equity.

(b)

Sale of Collateral.  The parties acknowledge and agree that any sale referred to in Section 3(a)(vi) of this Schedule “C” may be either a sale of all or any portion of the Collateral and may be by way of public auction, public tender, private contract or otherwise without notice, advertisement or any other formality, except as required by law, all of which are hereby waived by the Corporation to the extent permitted by law. To the extent not prohibited by law, any such sale may be made with or without any special condition as to an upset price, reserve bid, title or evidence of title or other matter and, from time to time as the Holder in its sole discretion thinks fit, with power to vary or rescind any such sale or buy in at any public sale and resell.  The Holder may sell the Collateral for a consideration payable by instalments either with or without taking security for the payment of such instalments and may make and deliver to any purchaser thereof good and sufficient deeds, assurances and conveyances of the Collateral and give receipts for the purchase money, and any such sale shall be a perpetual bar, both at law and in equity, against the Corporation and all those claiming an interest in the Collateral by, from, through or under the Corporation.

(c)

Reference to Secured Party Includes Receiver.  For the purposes of Sections 3(a), 3(b) and 3(c) of this Schedule “C”, a reference to the “Holder” shall, where the context permits, include any Receiver appointed in accordance with Section 3 of this Schedule “C”.

(d)

Payment of Expenses.  The amount of the Reasonable Expenses shall be paid by the Corporation to the Holder, as applicable, from time to time forthwith after demand therefor is given by the Holder, as applicable, to the Corporation, together with interest thereon from the date that is five Business Days from the date of such demand at the Interest Rate, and payment of such Reasonable Expenses together with such interest shall be secured by the Security Interest.

- v -

(e)

Payment of Deficiency.  Where the Collateral has been disposed of by the Holder as provided herein, the Deficiency, if any, shall be paid by the Corporation to the Holder forthwith after demand therefor has been given by the Holder to the Corporation, together with interest thereon calculated from the date of such demand at the Interest Rate, and the payment of the Deficiency together with such interest shall be secured by the Security Interest.

(f)

Rights and Remedies Not Mutually Exclusive.  To the fullest extent permitted by law, the Holder’s rights and remedies, whether provided for in this Debenture or otherwise, are not mutually exclusive and are cumulative and not alternative and may be exercised independently or in any combination.

(g)

No Obligation to Enforce.  The Holder shall not be under any obligation to, or liable or accountable for any failure to, enforce payment or performance of the Obligations or to seize, realize, take possession of or dispose of the Collateral and shall not be under any obligation to institute proceedings for any such purpose.

(h)

Exclusion of Liability of Holder and Receiver.  The Holder shall not, nor shall any Receiver appointed by it, be liable for any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including without limitation any failure to take possession of, collect, enforce, realize, sell, lease or otherwise dispose of, preserve or protect the Collateral, to carry on all or any part of the business of the Corporation relating to the Collateral or to take any steps or proceedings for any such purposes.  Neither the Holder nor any Receiver appointed by it shall have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of Collateral including without limitation any instrument, chattel paper or securities, whether or not in the Holder’s or the Receiver’s possession, and neither the Holder nor any Receiver appointed by it shall be liable for failure to do so.  Subject to the foregoing, the Holder shall use reasonable care in the custody and preservation of the Collateral in its possession.

4.

POSSESSION OF COLLATERAL BY THE DEBENTUREHOLDER

Possession of Collateral.  For so long as any Collateral is in the possession of the Holder:

(a)

the Holder may, at any time following the occurrence of an Event of Default, grant or otherwise create a security interest in such Collateral upon any terms, whether or not such terms impair the Corporation’s right to redeem such Collateral;

(b)

the Holder may, at any time following the occurrence of an Event of Default use such Collateral in any manner and to such extent as it deems necessary; and

(c)

the Holder shall have no duty of care whatsoever with respect to such Collateral other than to use reasonable care in the custody and preservation thereof, provided that the Holder need not take any steps of any nature to defend or preserve the rights of the Corporation therein against the claims or demands of others or to preserve rights therein against prior parties.

APPENDIX 1

PATENTS

United States Patent Application No. 10/638276

Filed August 8, 2003 for METHOD AND SYSTEM FOR VISUAL CONSUMING AND PUBLISHING OF WEB SERVICES

Inventors: David John Clement and Al Noor Kassam

Assigned to Visiphor Corporation October 28, 2005

Assignment Recordation date by U.S. Patent Office November 1, 2005

APPENDIX 2

TRADE MARKS

None

SCHEDULE “D”

MATERIAL CONTRACTS

None

SCHEDULE “E”

COVENANTS

The Corporation and its Subsidiaries, on a consolidated basis, will meet each of the following ratios and/or thresholds, each calculated on a consolidated basis and in accordance with GAAP, as applicable:

(a)

EBITDA coverage of at least 3:1, calculated on a quarterly basis, as at the end of each quarter, as EBITDA divided by debt service (where (1) EBITDA is defined as net income plus interest expense, income tax expense, depreciation and amortization expense and all stock option based compensation (“EBITDA”); and (2) debt service is defined as interest expense plus all current maturities in the subsequent year of long-term debt and other debt obligations, except that until July 12, 2007 the aggregate principal amount of Related Party Notes shall be excluded from debt service) (“EBITDA Coverage”);

(b)

Current ratio of at least 1.1:1, calculated on a quarterly basis, as at the end of each quarter, as current assets divided by current liabilities (“Current Ratio”); and

(c)

None of the Corporation or any of its Subsidiaries shall incur any additional Indebtedness unless the written consent of the Holder, acting in its sole discretion, has first been obtained, provided that until September 30, 2007 the Corporation shall be permitted to incur short term unsecured bridge loans to cover payroll provided that the cumulative amount so borrowed does not exceed $150,000, provided that until December 31, 2007 the following ratios and/or thresholds shall apply:

(i)

for the quarter ended March 31, 2007:

(A)

EBITDA loss of no more than $455,000;

(B)

Current Ratio of at least 0.45:1;

(ii)

for the quarter ended June 30, 2007:

(A)

EBITDA loss of no more than $100,000;

(B)

Current Ratio of at least 0.55:1;

(iii)

for the quarter ended September 30, 2007:

(A)

EBITDA of at least $100,000;

(B)

Current Ratio of at least 0.60:1; and

(iv)

for the quarter ended December 31, 2007:

(A)

EBITDA of at least $300,000;

(B)

Current Ratio of at least 0.65:1;

and further provided that for each quarter of the fiscal year ended December 31, 2008 the Current Ratio of 1.0:1 shall apply.”

EXHIBIT 10.2

DEBENTURE AMENDING AGREEMENT dated as of the 16th day of May, 2007.

B E T W E E N:

VISIPHOR CORPORATION, a corporation organized and subsisting under the federal laws of Canada, having its place of business at
4710 Kingsway, Suite 1100, Burnaby, British Columbia V5H 4M2,

(hereinafter referred to as the “Corporation”);

OF THE FIRST PART

- and -

QUORUM SECURED EQUITY TRUST, a trust constituted under the laws of the Province of Ontario, having its principal place of business at 70 York Street, Suite 1720, Toronto, Ontario M5J 1S9,

(hereinafter referred to as “Quorum”);

OF THE SECOND PART

WHEREAS Quorum has subscribed for a convertible secured debenture issued by the Corporation dated July 12, 2006 in the principal amount of $1,600,000 (the “Debenture”);

AND WHEREAS Section 9.2 of the Debenture provides that any provision of the Debenture may be waived and the Debenture may be amended, in each case by an instrument in writing signed by the party against whom the enforcement of the waiver or amendment is sought;

AND WHEREAS the parties wish to provide for the waiver of certain of the terms of the Debenture in the manner hereinafter set forth;

AND WHEREAS the parties wish to amend the terms of the Debenture in the manner hereinafter set forth;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which is hereby mutually acknowledged by the parties hereto) the parties hereto hereby agree as follows:

1.

Quorum and the Corporation agree that the Corporation’s existing default under the Debenture due to the Corporation’s failure to meet some or all of the covenants contained in Schedule “E” to the Debenture (the “Financial Covenants”) for the period ending on the date hereof is hereby waived. The Corporation acknowledges and agrees that such waiver does not constitute either a waiver of any other provision or term of the Debenture or an agreement to waive in the future the failure to meet any one or more of the Financial Covenants or any other provision or term of the Debenture.

2.

Quorum and the Corporation agree that Section 1.1(l) of the Debenture is hereby deleted in its entirety and replaced with the following:

“(l)

“Conversion Price” means $0.25 per Common Share, subject to adjustment as provided in Article 5;”

3.

Quorum and the Corporation agree that Section 5.3(d) of the Debenture is hereby amended by deleting the reference to “$0.20” in its entirety and replacing it with a reference to “$●”.

4.

Quorum and the Corporation agree that Section 5.3 of the Debenture is hereby amended by adding the following as a new Section 5.3(e) of the Debenture:

“(e)

If, during the period commencing May 2, 2007 and ending November 2, 2007, the Corporation attains a Current Ratio (as defined in Schedule “E”) of at least 1.25:1 (whether through operations or an Equity Financing) for a fiscal quarter, the Conversion Price shall be adjusted to $0.30 effective immediately upon the Corporation providing evidence of such Current Ratio to the Holder.”

5.

Quorum and the Corporation agree that Section 6.1(q) of the Debenture is hereby deleted in its entirety and replaced with the following:

“(q)

Sunaptic Solutions Incorporated.  The Corporation shall, during the period commencing May 2, 2007 and ending June 2, 2007, cause its Subsidiary Sunaptic Solutions Incorporated to enter into Security Documents, comprised of a guarantee and a security agreement, in favour of the Holder, together with such other documents as the Holder may reasonably request, on such terms and conditions as the Holder, acting reasonably, may require (it being acknowledged and agreed that such Security Documents will: (i) contain terms and conditions customary for a transaction of this nature, (ii) in the case of the guarantee and the security agreement, apply to all Indebtedness of the Corporation to the Holder from time to time and be substantially in the form of the draft guarantee and general security agreement provided by the Holder to the Corporation’s counsel in June 2006, (iii) be negotiated between the parties acting in good faith and (iv) be in form and substance satisfactory to the Holder acting reasonably), and deliver all such documents to the Holder together with a favourable legal opinion, in form and substance satisfactory to the Holder, acting reasonably, from counsel for the Corporation and its Subsidiaries addressing, among other things (without limitation) the due authorization of the Security Documents and related instruments and agreements, the enforceability (subject to customary limitations) of the Security Documents and the validity of the security interests created by the Holder and all related instruments and agreements and such certificates and other documents as the Holder may reasonably require.”

6.

Quorum and the Corporation agree that Schedule “E” to the Debenture is hereby deleted in its entirety and replaced with the following:

“SCHEDULE “E”

COVENANTS

The Corporation and its Subsidiaries, on a consolidated basis, will meet each of the following ratios and/or thresholds, each calculated on a consolidated basis and in accordance with GAAP, as applicable:

(a)

EBITDA coverage of at least 3:1, calculated on a quarterly basis, as at the end of each quarter, as EBITDA divided by debt service (where (1) EBITDA is defined as net income plus interest expense, income tax expense, depreciation and amortization expense and all stock option based compensation (“EBITDA”); and (2) debt service is defined as interest expense plus all current maturities in the subsequent year of long-term debt and other debt obligations, except that until July 12, 2007 the aggregate principal amount of Related Party Notes shall be excluded from debt service) (“EBITDA Coverage”);

(b)

Current ratio of at least 1.1:1, calculated on a quarterly basis, as at the end of each quarter, as current assets divided by current liabilities (“Current Ratio”); and

(c)

None of the Corporation or any of its Subsidiaries shall incur any additional Indebtedness unless the written consent of the Holder, acting in its sole discretion, has first been obtained, provided that until September 30, 2007 the Corporation shall be permitted to incur short term unsecured bridge loans to cover payroll provided that the cumulative amount so borrowed does not exceed $150,000, provided that until December 31, 2007 the following ratios and/or thresholds shall apply:

(i)

for the quarter ended March 31, 2007:

(A)

EBITDA loss of no more than $455,000;

(B)

Current Ratio of at least 0.45:1;

(ii)

for the quarter ended June 30, 2007:

(A)

EBITDA loss of no more than $100,000;

(B)

Current Ratio of at least 0.55:1;

(iii)

for the quarter ended September 30, 2007:

(A)

EBITDA of at least $100,000;

(B)

Current Ratio of at least 0.60:1; and

(iv)

for the quarter ended December 31, 2007:

(A)

EBITDA of at least $300,000;

(B)

Current Ratio of at least 0.65:1;

and further provided that for each quarter of the fiscal year ended December 31, 2008 the Current Ratio of 1.0:1 shall apply.”

7.

Other than the waiver and the amendments specified above in this Debenture Amending Agreement, the Debenture shall remain in full force and effect, unamended.

8.

The Corporation represents and warrants (i) that this Debenture Amending Agreement has been duly authorized by all necessary corporate action on the part of the Corporation; (ii) that the Corporation has all necessary corporate power and capacity to enter into this

Debenture Amending Agreement; and (iii) that the entering of this Debenture Amending Agreement will not result in a breach (after notice, lapse of time or otherwise) of any of the Corporation’s constating documents or any agreement or instrument to which the Corporation or any Subsidiary is a party or otherwise bound.

9.

The Corporation covenants and agrees to take all necessary steps to register this Debenture Amending Agreement in all jurisdictions where the registration of such agreement is necessary in order to perfect or ensure that the Security Interest created by the Debenture remains effective in favour of Quorum as against the Corporation.

10.

The Corporation covenants and agrees that it shall be responsible for all costs associated with the preparation and registration of this Debenture Amending Agreement.

11.

This Debenture Amending Agreement shall be governed by and construed in accordance with the domestic laws of the Province of Ontario without giving effect to any choice or conflict of law provision or rule (whether of the Province of Ontario or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Province of Ontario.

12.

This Debenture Amending Agreement shall enure to the benefit of and be binding upon the parties and their respective successors (including any successor by reason of amalgamation of any party) and permitted assigns. This Debenture Amending Agreement may only be assigned by Quorum with the prior written consent of the Corporation, which consent shall not be unreasonably withheld or delayed.  This Debenture Amending Agreement may not be assigned by the Corporation.

13.

This Debenture Amending Agreement may be executed in one or more counterparts, by original or facsimile signature.

DATED as of the date first above written.

VISIPHOR CORPORATION

Per:

/s/ Roy Trivett

Authorized Signing Officer

QUORUM SECURED EQUITY TRUST, by its Manager Quorum P.I.P.E. Management Inc.

Per:

/s/ Michael Goffin

Authorized Signing Officer

EXHIBIT 10.3

AMENDED AND RESTATED WARRANT CERTIFICATE
VISIPHOR CORPORATION (Incorporated under the Canada Business Corporations Act)
Certificate Number: W-2006-02	Number of Warrants: 2,350,000

THIS IS TO CERTIFY THAT:	QUORUM SECURED EQUITY TRUST

(the “Holder”), the registered Holder hereof, is the owner of 2,350,000 common share purchase warrants (“Warrants”) entitling the Holder to acquire up to 2,350,000 common shares (the “Common Shares”) of the capital stock of VISIPHOR CORPORATION (the “Corporation”) and exercisable at any time from July 12, 2008 (the “Vesting Date”) in the event that the Corporation’s Common Shares 30 day Weighted Average Price (as defined herein) has not exceeded $ 0.45 in at least one 30 day trading period on or before July 12, 2008. For each one Warrant exercised, subject to adjustment, the Holder is entitled to acquire one fully paid and non-assessable Common Share at an exercise price of $0.25 per Common Share (the “Exercise Price”) at any time up and until 4:30 p.m. (Toronto time) on December 15, 2009 (the “Expiry Time”).

The right to acquire Common Shares may be exercised by the Holder, in whole or in part, at any time after the Vesting Date and prior to the Expiry Time by duly completing and executing the notice of exercise (the “Notice of Exercise”) attached hereto and delivering the Notice of Exercise form and this Warrant Certificate to VISIPHOR CORPORATION c/o Secretary at the Corporation’s head office at 1100 - 4710 Kingsway, Burnaby, British Columbia, V5H 4M2.  The Notice of Exercise shall also be accompanied by cash, certified cheque, bank draft or money order made payable to the Corporation in the aggregate amount of the Exercise Price.  Upon compliance with the conditions as aforesaid, the Corporation shall cause to be issued to the person or persons in whose name or names the shares so subscribed for are to be issued the number of Common Shares subscribed for and such person or persons shall be deemed upon presentation and payment as aforesaid, to be the holder or holders of record of such Common Shares. A certificate for the Common Shares acquired upon the exercise of the Warrants shall be mailed or delivered to the Holder at the address specified in the Notice of Exercise within ten (10) days of compliance of the conditions aforesaid.

Prior to the Expiry Time, the Holder may acquire any lesser number of Common Shares than the number of Common Shares which may be acquired for the Warrants represented by this Certificate by specifying such lesser number of Common Shares in the Notice of Exercise form. In such event, the Holder shall be entitled to receive from the Corporation a new Warrant Certificate for the balance of the Warrants which may be acquired at no cost or expense. No fractional Common Shares will be issued, nor shall any compensation be made for such fractional Common Shares, if any.

The rights of the Holder, including the number of Common Shares issuable upon exercise of a Warrant and the Exercise Price, shall be subject to adjustment as set forth herein (the “Adjustment Provisions”).

After the Expiry Time, the right of the Holder to acquire Common Shares represented hereby will expire and the Warrants will be void and of no further effect.

The holding of the Warrants evidenced by this Certificate shall not constitute the Holder a Shareholder of the Corporation or entitle the Holder to any right or interest in respect thereof except as expressly provided in this Certificate.

Each certificate issued prior to November 13, 2006 representing the Warrants or the Common Shares issued upon exercise of the Warrants represented hereby shall be stamped with or otherwise imprinted with the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE NOVEMBER 13, 2006”; and

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 13, 2006.”

Time shall be of the essence hereof.

For the purposes of this Warrant Certificate, in addition to the words or expressions defined parenthetically herein, the following words and expressions shall have the following meanings, respectively:

“Weighted Average Price” means at any specific date, the weighted average price per Common Share of all trades in board lot quantities of the Common Shares for the specified period in trading days immediately prior to such date on the TSX Venture Exchange (“Exchange”).  In the event the Common Shares are not listed on the Exchange on such date, but are listed on another stock exchange or other stock exchanges, the foregoing reference to the Exchange shall be deemed to be reference to such other stock exchange, or, if more than one, to such one as shall be designated by the Corporation’s board of directors.

This Warrant Certificate amends, restates and replaces Warrant Certificate          W-2006-01 originally issued to Quorum Secured Equity Trust on July 12, 2006.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officers as of April __, 2007.

VISIPHOR CORPORATION

Per: __/s/ Roy Trivett

Chief Executive Officer

THIS CERTIFICATE WILL BE VOID UNLESS EXERCISED BY 4:30 p.m. ON OR BEFORE DECEMBER 15, 2009.

ADJUSTMENT PROVISIONS

1.

The rights of the Holder of any Warrant, including in relation to the number of Common Shares (the “Underlying Securities”) issuable upon the exercise of such Warrant, will be adjusted from time to time in the events and in the manner provided herein, and in accordance with the provisions herein and for such purposes and as used herein (i) ”Adjustment Period” means the period commencing on the date the Warrant Certificate is issued and ending at the Expiry Time, and (ii)“Common Share Rate” means the rate at which Common Shares are issuable upon the exercise of any Warrant, which rate, subject to adjustment as aforesaid, will be one Common Share for each Warrant as of and from the date hereof. Terms which are capitalized herein will have the meaning defined on the face of the Warrant Certificate.

2.

The Common Share Rate in effect at any date will be subject to adjustment from time to time as follows:

a.

If and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares, (ii) consolidate, combine or reduce the outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares to all or substantially all of the Holders of Common Shares by way of a stock dividend or other distribution, then, in each such event, the Common Share Rate will, on the effective date of or the record date for such event, be adjusted by multiplying the Common Share Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur, and the Exercise Price will be adjusted accordingly.

b.

If and whenever at any time during the Adjustment Period, there is any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares, securities or property or any other capital reorganization of the Corporation (other than as described in paragraph 2), any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares, securities or property or any other capital reorganization of the Corporation, then, in each such event, each Holder of any Warrant which is thereafter exercised or deemed to have been exercised will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such Holder was theretofore entitled upon such exercise or deemed exercise, the kind and number or amount of shares or other securities or property which such Holder would have been entitled to receive as a result of such event if, on the effective date thereof, such Holder had been the registered Holder of the number of Common Shares to which such Holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holders of warrants to the end that the provisions set forth herein will thereafter correspondingly be made applicable as nearly as may reasonably be in the relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of any Warrant. Any such adjustments shall for all purposes be conclusively deemed to be an appropriate adjustment.

3.

In any case in which the provisions hereof shall require that an adjustment shall become effective immediately after a record date for, or effective date of, an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the Holder of any Warrant exercised or deemed to have been exercised after such record date or effective date and before the occurrence and consummation of such event, the additional Underlying Securities or other securities or property issuable upon such exercise or deemed exercise by reason of the adjustment required by such event, provided, however, that the Corporation will deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional Underlying Securities or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Underlying Securities or other securities or property declared in favour of the Holders of record of Common Shares or of such other securities or property on or after the date the warrants are exercised or deemed exercise, or such later date as such Holder would, but for the provisions of this subsection, have become the Holder of record of such additional Underlying Securities or of such other securities or property.

4.

The adjustments provided for herein are cumulative and shall, in the case of any adjustment to the Common Share Rate, be computed to the nearest one one-hundredth of an Underlying Security and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions hereof, provided that, notwithstanding any other provision herein, no adjustment of the Common Share Rate will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Common Share Rate then in effect (provided, however, that any adjustment which by reason of this subsection is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) if in respect of any event described herein (other than the events referred to in clauses (i) and (ii) of paragraph 2 a)) the Holders of warrants are entitled to participate in such event, or are entitled to participate within 45 days in a comparable event, on the same terms, mutatis mutandis, as if the warrants had been exercised or deemed to have been exercised prior to or on the effective date of or record date for such event, or (iii) in respect of any Common Shares issuable or issued pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation or of subsidiaries of the Corporation or pursuant to the warrants.

5.

In the event of any question arising with respect to the adjustments provided for herein, such question shall be conclusively determined by the Corporation's auditors or accountants, as the case may be, or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holders of warrants.

6.

If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any action described herein, which in the opinion of the directors would prejudicially affect the rights of any Holders of warrants, the Common Share Rate will be adjusted by the directors in such manner, if any, and at such time, as the directors may in their sole discretion determine to be equitable in the circumstances to such Holders.

7.

As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the warrants, the Corporation will take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, will be obligated to and may validly and legally issue all the Underlying Securities or other securities or property which the Holders of warrants would be entitled to receive thereafter on the exercise or deemed exercise thereof in accordance with the provisions hereof.

8.

The Corporation will make best efforts, at least ten (10) days before the earlier of the effective date of, or record date for, any event referred to herein that requires or might require an adjustment in any of the rights under the warrants, to give notice to the Holders of warrants of the particulars of such event and, to the extent determinable, any adjustment required. Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the Holders of warrants of such adjustment.

9.

Any adjustment contemplated herein shall be subject to the pre-approval of the regulatory authorities governing the Corporation.

NOTICE OF EXERCISE

TO:

VISIPHOR CORPORATION

The undersigned Holder of the Warrants evidenced by the within Warrant Certificate hereby exercises its right to acquire the Common Shares of VISIPHOR CORPORATION (the “Corporation”) (or such number of Common Shares or other securities or property to which such exercise entitles it in lieu thereof or in addition thereto under the provisions of the within Warrant Certificate) that are issuable pursuant to such Warrants on the terms specified in such Warrant Certificate, and hereby directs that the said Common Shares indicated below be issued in the name printed below.  The aggregate exercise price payable in connection with the present exercise of Warrants is attached hereto by means of cash, certified cheque, bank draft or money order.

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a)    [   ]

the undersigned Holder at the time of exercise of the Warrants is not in the United States, is not a “U.S. person” as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States; or

(b)   [   ]

the undersigned Holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is an “accredited investor” (as defined in Rule 501 of Regulation D under the U.S. Securities Act) (“U.S. Accredited Investor”) and agrees to execute and deliver such additional agreements or instruments as the Corporation may reasonably require, including a certificate as to the Holder’s qualification as Accredited Investor; or

(c)    [   ]

if the undersigned Holder is resident in the United States or is a U.S. Person, the undersigned Holder has delivered to the Corporation and the Corporation’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of this Warrant Certificate, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

DATED this day of
Number of Warrants Exercised
Total Exercise Price
Signature Guaranteed	Signature of Holder (must be the same as the name which appears on the Certificate)
Print Full Name	Print Full Address

EXHIBIT 10.4

AMENDING AGREEMENT dated as of the 16th day of May, 2007.

A M O N G:

ROY TRIVETT

2683 Countywoods Drive, Surrey, British Columbia  V3S PE6

(hereinafter referred to as the “Related Party”);

OF THE FIRST PART

- and -

QUORUM SECURED EQUITY TRUST

(hereinafter referred to as the “Investor”);

OF THE SECOND PART

- and -

VISIPHOR CORPORATION

(hereinafter referred to as the “Borrower”);

OF THE THIRD PART

WHEREAS the Borrower has issued a convertible secured debenture dated July 12, 2006 to the Investor in the principal amount of $1,600,000;

AND WHEREAS the Borrower and the Investor have agreed that the Borrower shall issue an additional convertible secured debenture to the Investor to be dated on or about April 13, 2007 in the principal amount of $100,000;

AND WHEREAS the parties hereto have entered into an agreement dated as of July 12, 2006 (the “Priority Agreement”) whereby the Related Party agreed to postpone the Related Party Indebtedness to the Investor Indebtedness and to subordinate the Related Party Security to the Investor Security;

AND WHEREAS Section 6(i) of the Priority Agreement provides that such Priority Agreement may be amended by an agreement in writing signed by the parties thereto;

AND WHEREAS the parties wish to amend the terms of the Priority Agreement in the manner hereinafter set forth;

AND WHEREAS all capitalized not defined herein shall have the meanings ascribed to them in the Priority Agreement;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which is hereby mutually acknowledged by the parties hereto) the parties hereto hereby agree to amend the Priority Agreement as follows:

14.

The first recital to the Priority Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS pursuant to a letter of intent issued by or on behalf of the Investor in favour of the Borrower dated May 17, 2006, a convertible secured debenture dated July 12, 2006 and a convertible secured debenture dated on or about April 13, 2007 (collectively, the “Debenture”) between the Borrower and the Investor the Borrower is, or will be, indebted to the Investor in the aggregate principal amount of $1,700,000 (which indebtedness, together with interest, fees costs and premiums with respect thereto is hereinafter called the “Investor Indebtedness”) and which the Investor Indebtedness is secured by, inter alia, a general security agreement (the security now held, or hereafter acquired by the Investor, in respect of the property, assets and undertaking of the Borrower, both present and future, to secure the Investor Indebtedness are hereinafter collectively sometimes called the “Investor Security”);”.

15.

Section 6(g)(i) of the Priority Agreement is hereby deleted in its entirety and replaced with the following:

“to the Investor at:

70 York Street
Suite 1720
Toronto, Ontario
M5J 1S9

Attention:

Quorum P.I.P.E. Management Inc.

Telecopier:

(416) 971-5955”.

16.

Other than the amendments specified above in this Amending Agreement, the Priority Agreement shall remain in full force and effect, unamended.

17.

Each of the Borrower and the Related Party (if the Related Party is a corporation) represents and warrants as follows: (i) that this Amending Agreement has been duly authorized by all necessary corporate action on the part of such corporation; (ii) that such corporation has all necessary corporate power and capacity to enter into this Amending Agreement; and (iii) that the entering of this Amending Agreement will not result in a breach (after notice, lapse of time or otherwise) of any of such corporation’s constating documents or any agreement or instrument to which such corporation or any subsidiary is a party or otherwise bound.

18.

The Borrower covenants and agrees that it shall be responsible for all costs associated with the preparation and registration of this Amending Agreement.

19.

This Amending Agreement shall be governed by and construed in accordance with the domestic laws of the Province of Ontario without giving effect to any choice or conflict of law provision or rule (whether of the Province of Ontario or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Province of Ontario.

20.

This Amending Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, legal representatives, successors (including any successor by reason of amalgamation of any party) and permitted assigns, as applicable, provided that (i) the Related Party will not assign any or all of the Related Party Indebtedness or Related Party Security or any of the rights thereunder relating to the undertaking and assets of the Borrower unless and until the proposed assignee shall have delivered to the other parties hereto a written agreement to be bound by this Amending Agreement to the same extent as the assignor and (ii) this Amending Agreement may not be assigned by the Borrower.

21.

This Amending Agreement may be executed in one or more counterparts, by original or facsimile signature.

DATED as of the date first above written.

SIGNED, SEALED AND DELIVERED

)

in the presence of:

)

)

/s/ Lorraine Tsiropoulos

)

/s/ Roy Trivett

Witness

)

ROY TRIVETT

QUORUM SECURED EQUITY TRUST, by its Manager Quorum P.I.P.E. Management Inc.

Per:

/s/ Michael Goffin

Authorized Signing Officer

VISIPHOR CORPORATION

Per:

/s/ Sunil Amin

Authorized Signing Officer

EXHIBIT 10.5

AMENDING AGREEMENT dated as of the 16th day of May, 2007.

A M O N G:

KEITH KRETSCHMER

294 Sunshine Avenue, Sequim Washington, USA  98382-9681

(hereinafter referred to as the “Related Party”);

OF THE FIRST PART

- and -

QUORUM SECURED EQUITY TRUST

(hereinafter referred to as the “Investor”);

OF THE SECOND PART

- and -

VISIPHOR CORPORATION

(hereinafter referred to as the “Borrower”);

OF THE THIRD PART

WHEREAS the Borrower has issued a convertible secured debenture dated July 12, 2006 to the Investor in the principal amount of $1,600,000;

AND WHEREAS the Borrower and the Investor have agreed that the Borrower shall issue an additional convertible secured debenture to the Investor to be dated on or about April 13, 2007 in the principal amount of $100,000;

AND WHEREAS the parties hereto have entered into an agreement dated as of July 12, 2006 (the “Priority Agreement”) whereby the Related Party agreed to postpone the Related Party Indebtedness to the Investor Indebtedness and to subordinate the Related Party Security to the Investor Security;

AND WHEREAS Section 6(i) of the Priority Agreement provides that such Priority Agreement may be amended by an agreement in writing signed by the parties thereto;

AND WHEREAS the parties wish to amend the terms of the Priority Agreement in the manner hereinafter set forth;

AND WHEREAS all capitalized not defined herein shall have the meanings ascribed to them in the Priority Agreement;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which is hereby mutually acknowledged by the parties hereto) the parties hereto hereby agree to amend the Priority Agreement as follows:

22.

The first recital to the Priority Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS pursuant to a letter of intent issued by or on behalf of the Investor in favour of the Borrower dated May 17, 2006, a convertible secured debenture dated July 12, 2006 and a convertible secured debenture dated on or about April 13, 2007 (collectively, the “Debenture”) between the Borrower and the Investor the Borrower is, or will be, indebted to the Investor in the aggregate principal amount of $1,700,000 (which indebtedness, together with interest, fees costs and premiums with respect thereto is hereinafter called the “Investor Indebtedness”) and which the Investor Indebtedness is secured by, inter alia, a general security agreement (the security now held, or hereafter acquired by the Investor, in respect of the property, assets and undertaking of the Borrower, both present and future, to secure the Investor Indebtedness are hereinafter collectively sometimes called the “Investor Security”);”.

23.

Section 6(g)(i) of the Priority Agreement is hereby deleted in its entirety and replaced with the following:

“to the Investor at:

70 York Street
Suite 1720
Toronto, Ontario
M5J 1S9

Attention:

Quorum P.I.P.E. Management Inc.

Telecopier:

(416) 971-5955”.

24.

Other than the amendments specified above in this Amending Agreement, the Priority Agreement shall remain in full force and effect, unamended.

25.

Each of the Borrower and the Related Party (if the Related Party is a corporation) represents and warrants as follows: (i) that this Amending Agreement has been duly authorized by all necessary corporate action on the part of such corporation; (ii) that such corporation has all necessary corporate power and capacity to enter into this Amending Agreement; and (iii) that the entering of this Amending Agreement will not result in a breach (after notice, lapse of time or otherwise) of any of such corporation’s constating documents or any agreement or instrument to which such corporation or any subsidiary is a party or otherwise bound.

26.

The Borrower covenants and agrees that it shall be responsible for all costs associated with the preparation and registration of this Amending Agreement.

27.

This Amending Agreement shall be governed by and construed in accordance with the domestic laws of the Province of Ontario without giving effect to any choice or conflict of law provision or rule (whether of the Province of Ontario or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Province of Ontario.

28.

This Amending Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, legal representatives, successors (including any successor by reason of amalgamation of any party) and permitted assigns, as applicable, provided that (i) the Related Party will not assign any or all of the Related Party Indebtedness or Related Party Security or any of the rights thereunder relating to the undertaking and assets of the Borrower unless and until the proposed assignee shall have delivered to the other parties hereto a written agreement to be bound by this Amending Agreement to the same extent as the assignor and (ii) this Amending Agreement may not be assigned by the Borrower.

29.

This Amending Agreement may be executed in one or more counterparts, by original or facsimile signature.

DATED as of the date first above written.

SIGNED, SEALED AND DELIVERED

)

in the presence of:

)

)

/s/ E. Barbara Tyson

)

/s/ Keith Kretschmer

Witness

)

KEITH KRETSCHMER

QUORUM SECURED EQUITY TRUST, by its Manager Quorum P.I.P.E. Management Inc.

Per:

/s/ Michael Goffin

Authorized Signing Officer

VISIPHOR CORPORATION

Per:

/s/ Sunil Amin

Authorized Signing Officer

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR RELEASES CABS 9.50

VANCOUVER, CANADA, May 18, 2007 – Visiphor Corporation (“Visiphor”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces the release of version 9.50 of its proven Computerized Arrest & Booking System (CABS).  As the entry-level solution in Visiphor’s InForce Justice Suite, CABS provides agencies with an automated arrest and booking solution offering significant time and cost-savings in their day-to-day operations.

Targeted at smaller agencies across North America, CABS is a rapidly deployable solution eliminating manual, paper-based arrest and booking procedures.  With CABS, officers can instantly access database information in real-time and create new records as necessary.  In addition, CABS improves information accuracy by eliminating the need for redundant and duplicate data entry.  CABS is also available with Visiphor’s proprietary facial recognition technology, providing officers with a robust image-matching tool for timely suspect identification.

The CABS solution can be deployed quickly, in a standard Windows operating environment.  Significantly, the system remains fully scalable as agencies become ready to expand their system into integrated information networks.

“Despite the fact that computers are now commonplace in law enforcement agencies across North America, there is still a significant need to automate arrest and booking procedures,” said Visiphor CEO Roy Trivett.  “CABS 9.50 will provide the smaller agencies across Canada and the U.S. with the ability to create electronic records – a critical next step in achieving inter-agency and cross-jurisdictional data sharing initiatives that larger law enforcement agencies are now turning to.”

After working closely with law enforcement professionals in the field, the 9.50 release of CABS remains a powerful, user-friendly tool based on end-user feedback.  Visiphor has successfully completed over 110 CABS installations across North America.

Completes Convertible Debenture Addition

The Company announces today that it has completed an additional private placement (the “Offering”) to Quorum Secured Equity Trust (“Quorum”) of an 8% convertible secured debenture in the principal amount of $100,000 maturing on December 15, 2009, convertible, subject to certain conditions, at the price of $0.25 per common share.  The additional funding also amends the previous conversion price on prior amounts to the same conditions as the additional $100,000. The common shares underlying the Offering will have a four month hold period.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

Visiphor is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver ‘Buck’ Revell”

Chairman, Visiphor Corporation

Investor and Media Inquiries:

Roy Trivett, CEO

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 234

E-mail: investors@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.